                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PXRE Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PXRE CORPORATION ("PXRE") will be held on June 5, 1997 commencing at 9:00 a.m. at the offices of PXRE Corporation, 399 Thornall Street, 14th Floor, Edison, New Jersey for the following purposes:

          (1) To elect three members of the Board of Directors who, with the seven other directors whose terms of office do not expire at this meeting, will constitute the full Board, as described in the Proxy Statement dated April 30, 1997 accompanying this Notice of Annual Meeting (the "Proxy Statement");

          (2) To ratify the appointment of Price Waterhouse LLP as PXRE's independent public accountants for the fiscal year ending December 31, 1997;

          (3) To approve the PXRE Corporation Restated Employee Annual Incentive Bonus Plan, as amended;

          (4) To approve the PXRE Corporation 1992 Officer Incentive Plan, as amended;

          (5) To approve the adoption of an amendment to the PXRE Corporation Director Stock Option Plan;

          (6) To approve the adoption of the PXRE Corporation Director Equity and Deferred Compensation Plan; and

          (7) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only holders of the Common Stock of PXRE at the close of business on April 11, 1997, as shown by the transfer books of PXRE, are entitled to notice of, and to vote at, this Annual Meeting and any adjournments.

                                          By Order of the Board of Directors

                                          PXRE CORPORATION

                                          F. SEDGWICK BROWNE, Secretary

April 30, 1997

--------------------------------------------------------------------------------

ALL HOLDERS OF THE COMMON STOCK OF PXRE ARE INVITED TO ATTEND THIS ANNUAL MEETING IN PERSON. THOSE HOLDERS OF COMMON STOCK WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AT THEIR EARLIEST CONVENIENCE. HOLDERS OF COMMON STOCK WHO EXECUTE THIS PROXY MAY NEVERTHELESS ATTEND THE MEETING AND VOTE THEIR SHARES IN PERSON.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                              OF PXRE CORPORATION
                                  JUNE 5, 1997

                             ---------------------

                            SOLICITATION OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of PXRE CORPORATION, 399 Thornall Street, 14th Floor, Edison, New Jersey 08837 ("PXRE") for use at the Annual Meeting of Stockholders to be held on June 5, 1997 and at any and all adjournments thereof (the "Annual Meeting"). Any Proxy given may be revoked at any time before it is actually voted on any matter by notifying the Treasurer of PXRE in writing, or by submitting a duly executed Proxy bearing a later date or by voting at the Annual Meeting. This Proxy Statement and the accompanying Proxy are being mailed on or about April 30, 1997.

     The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by PXRE. Directors, officers and employees of PXRE may solicit Proxies orally or in writing, without additional compensation. PXRE's regularly retained investor relations firm, Corporate Communications Inc., may also be called upon to solicit Proxies by telephone or by mail. PXRE will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on April 11, 1997 as the record date for the determination of stockholders entitled to notice of the Annual Meeting, and only holders of record of the Common Stock (par value $.01 per share) of PXRE at that time will be entitled to vote at the meeting. As of the record date, 13,925,447 shares of Common Stock were issued and outstanding and held of record by approximately 150 stockholders. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting. The presence at the meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum.

     A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item under consideration and has not received instructions from the beneficial owner. Under Delaware law, abstaining votes and broker non-votes are deemed to be present for purposes of determining whether a quorum is present at a meeting. All matters to be voted on at the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but a broker non-vote will have no effect on the vote.

     The following table indicates those persons known to PXRE (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who own beneficially more than 5% of PXRE's Common Stock as of the record date:

                             NAME AND ADDRESS               AMOUNT AND NATURE OF  PERCENT
TITLE OF CLASS             OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP  OF CLASS
--------------             -------------------              --------------------  --------
Common Stock    FMR Corp. and Affiliates..................   1,249,463 shares(1)    9.0%
                82 Devonshire Street
                Boston, MA 02109
Common Stock    T. Rowe Price Associates, Inc.............     925,163 shares(2)    6.6
                100 East Pratt Street
                Baltimore, MD 21202
Common Stock    Heartland Advisors, Inc...................     900,880 shares(3)    6.5
                790 North Milwaukee St.
                Milwaukee, WI 53202
Common Stock    Franklin Resources, Inc. and Affiliates...     788,938 shares(4)    5.7
                777 Mariners Island Blvd.
                San Mateo, CA 94404
                Merrill Lynch & Co., Inc. and
Common Stock    Affiliates................................     772,800 shares(5)    5.5
                World Financial Center, North Tower
                250 Vesey Street
                New York, NY 10281

---------------

(1) According to the Schedule 13G filed by FMR Corp. ("FMR") and various affiliates thereof with the Securities and Exchange Commission (the "Commission"), FMR, Mr. Edward C. Johnson 3d, and Abigail P. Johnson, may be deemed to beneficially own the 1,249,463 shares of Common Stock indicated opposite FMR's name in the above table, by virtue of FMR's 100% ownership of Fidelity Management & Research Company ("Fidelity"). Fidelity, in its capacity as a registered investment advisor to various registered investment companies, may be deemed to be the beneficial owner of 1,249,463 shares of Common Stock. Fidelity Low-Priced Stock Fund, an investment company of which Fidelity is investment advisor, may be deemed to be the beneficial owner of 727,063 shares of Common Stock (5.2% of PXRE's Common Stock). Neither FMR, Mr. Johnson nor Ms. Johnson report sole or shared voting power in respect of the 1,249,463 shares of Common Stock. Each of FMR, Mr. Johnson and Ms. Johnson report sole dispositive power in respect of the 1,249,463 shares of Common Stock.
(2) According to the Schedule 13G filed by T. Rowe Price Associates, Inc. ("Price Associates") with the Commission, Price Associates, in its capacity as an investment advisor, may be deemed to be the beneficial owner of the 925,163 shares of Common Stock indicated opposite Price Associates' name in the above table. Such shares are owned by various individual and institutional investors which Price Associates serves as an investment advisor. Price Associates has power to direct investments with respect to such shares. Price Associates disclaims beneficial ownership of the 925,163 shares of Common Stock.
(3) According to the Schedule 13G filed by Heartland Associates, Inc. ("Heartland") with the Commission, Heartland, a registered investment advisor, may be deemed to beneficially own the 900,880 shares of Common Stock indicated opposite Heartland's name in the above table. Heartland reports sole voting power in respect of 810,283 shares of Common Stock and sole dispositive power in respect of 900,880 shares of Common Stock.

(4) According to the Schedule 13G filed by Franklin Resources, Inc. ("FRI") and various affiliates thereof with the Commission, FRI (a parent holding company) and Charles B. Johnson and Rupert H. Johnson, Jr. (principal shareholders of FRI), may be deemed to beneficially own the 788,938 shares of Common Stock indicated opposite FRI's name in the above table, which shares are held by persons and entities advised by FRI or its subsidiaries. Franklin Advisory Services, Inc. and Franklin Mutual Advisers, Inc., investment advisory subsidiaries of FRI, report sole voting and dispositive power in respect of 425,700 shares and 363,238 shares of Common Stock, respectively (in each case, less than 5% of PXRE's Common Stock). According to the Schedule 13G, Franklin Balance Sheet Investment Fund, a series of Franklin Value Investors Trust and a registered investment company, has an interest in more than 5% of PXRE's Common Stock. FRI, Messrs. Johnson and the investment advisory subsidiaries of FRI disclaim beneficial ownership of the 788,938 shares of Common Stock.
(5) According to the Schedule 13G filed by Merrill Lynch & Co., Inc. ("ML&Co.") and various affiliates thereof with the Commission, ML&Co., a parent holding company, may be deemed to beneficially own the 772,800 shares of Common Stock indicated opposite its name in the above table, which shares may be deemed to be beneficially owned by Merrill Lynch Group, Inc. ("ML Group"), a wholly-owned direct subsidiary of ML&Co. ML Group and Princeton Services, Inc. ("PSI"), a wholly-owned direct subsidiary of ML Group, are parent holding companies each of which may be deemed to beneficially own 772,800 shares of Common Stock, with respect to which they may be deemed to have shared voting and shared investment power. PSI is the general partner of Fund Asset Management, L.P. ("FAM"). Merrill Lynch Special Value Fund (the "Fund"), a registered investment company of which FAM is the investment advisor, and FAM may each be deemed to be the beneficial owner of, and to have shared voting and investment power with respect to, 700,300 shares of Common Stock (5.0% of PXRE's Common Stock). Each of ML&Co., ML Group and PSI disclaim beneficial ownership of all such shares.

     To PXRE's knowledge, no other person owns of record or beneficially more than 5% of the outstanding shares of its Common Stock as of the record date.

                       NOMINEES FOR ELECTION AS DIRECTORS

     PXRE's Certificate of Incorporation and Bylaws provide for the election of directors by the stockholders. For this purpose, the Board of Directors is divided into three classes (Classes I, II and III) as nearly equal in number as possible. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the stockholders. Under the Certificate of Incorporation, the Board of Directors has the power to create up to two additional directorships within any twelve-month period. Vacancies in directorships (including vacancies resulting from resignations and newly created directorships) may be filled, until the expiration of the term of the vacated directorship and until a successor is elected and qualified, by the vote of 66 2/3% of the directors then in office.

     At the Annual Meeting, the terms of office of the Class II directors will terminate; therefore, the Board of Directors has nominated Robert W. Fiondella, Philip R. McLoughlin and Donald Trautlein (all of whom are also presently serving on the Board) for re-election as Class II directors to serve three-year terms until the annual meeting of stockholders is held in 2000 and until their successors have been elected and qualified. It is intended that Proxies will be voted in favor of these persons. If, for any reason, any of the nominees is not able or willing to serve as a director when the election occurs (a situation which is not presently contemplated), it is intended that the Proxies will be voted for the election of a substitute nominee in accordance with the judgment of the Proxy holder.

                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

     Gerald L. Radke (52) has been the President, Chief Executive Officer and a director of PXRE since 1986 (and its Chairman of the Board of Directors since June 1995), and of PXRE's predecessor since its formation in April 1982. From August 1993 until the merger (the "Merger") in December 1996 of Transnational Re Corporation ("TREX") with and into PXRE, Mr. Radke also served as President, Chief Executive Officer and Chairman of the Board of Directors of TREX. (See "CERTAIN BUSINESS RELATIONSHIPS -- The Transnational Companies".)

     Robert W. Fiondella (54) has been Chairman of the Board of Directors, President and Chief Executive Officer of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") since February 1994. From July 1992 to February 1994, he was President and Principal Operating Officer of Phoenix Home Life, and from February 1989 to June 1992, he was President and Chief Operating Officer of Phoenix Mutual Life Insurance Company, a predecessor of Phoenix Home Life ("Phoenix Mutual"). Mr. Fiondella is also an officer and director of various Phoenix Home Life subsidiaries.

     Franklin D. Haftl (62), who was elected a director of PXRE in February 1997, has been in the insurance and reinsurance industry since 1958 and currently serves as a director of Unione Italiana Reinsurance Company of America, Inc. ("Unione"), having previously served as President and Chief Executive Officer and a director of Unione from October 1988 to March 1994. Mr. Haftl served as a director of TREX from January 1994 until the Merger in December 1996. Mr. Haftl is a member of the American Arbitration Association and has served and continues to serve as umpire on numerous arbitration panels adjudicating commercial insurance and reinsurance related disputes.

     Bernard Kelly (66), who was elected a director of PXRE in December 1988, is a U.K. attorney and Chairman of Bernard Kelly & Associates, a financial consultant, and was formerly Vice Chairman and Managing Director of Lazard Brothers & Co. Ltd., London. Mr. Kelly also is a director of a number of companies, including American Phoenix Investments Ltd., London (a U.K. subsidiary of Phoenix Home Life) and Societe Generale d'Investissements SA, a quoted Luxembourg industrial holding company, and is also Chairman of First Equity Holdings Ltd., an inter-broker dealer and member of the London Stock Exchange, Lazard Income Growth & Property Unit Trust and Nexus Structured Finance Ltd., an agency for private sector finance to state (U.K.) institutions.

     Wendy Luscombe (45), who was elected a director of PXRE in November 1993, has been a principal of WKL Associates, a company which provides U.S. real estate investment advisory services to U.K. companies, since May 1994. Ms. Luscombe is also principal real estate advisor to Prudential Portfolio Managers America Limited. From November 1992 to May 1994, she was Senior Vice President of Aldrich Eastman Waltch, a Boston-based company specializing in real estate investment and pension fund advisory services. Ms. Luscombe was also a director of Berkeley Commercial Investments, the commercial real estate investment arm of Berkeley Group plc, a U.K. public company, until June 1996.

     Edward P. Lyons (70) was Vice Chairman of the Board of Directors of Olin Corp., a diversified chemical manufacturing corporation, prior to his retirement in 1986. Mr. Lyons was a director of Phoenix Home Life until February 1996 and is currently a director of Phoenix Duff & Phelps Corporation ("Phoenix Duff & Phelps"), an investment management company.

     Philip R. McLoughlin (50) has been Executive Vice President and Chief Investment Officer of Phoenix Home Life since July 1992 and, since October 1995, has been Vice Chairman, Chief Executive Officer and a director of Phoenix Duff & Phelps. From December 1988 to June 1992, he was Executive Vice President,

Investments of Phoenix Mutual. Mr. McLoughlin is currently president and a director or trustee of several registered investment companies which are affiliated with Phoenix Home Life, a director of World Trust, a Luxembourg organized investment trust, and Phoenix Charter Oak Trust Company, as well as a director and officer of various other Phoenix Home Life subsidiaries.

     David W. Searfoss (46) has been Executive Vice President and Chief Financial Officer of Phoenix Home Life since October 1994. From July 1992 to October 1994, he was Senior Vice President and Chief Financial Officer of Phoenix Home Life, and from November 1987 to June 1992, he was Senior Vice President and Chief Financial Officer of Phoenix Mutual. Mr. Searfoss has served as a director of PXRE since December 1987. Mr. Searfoss is also an officer and director of various Phoenix Home Life subsidiaries.

     Donald H. Trautlein (70) was Chairman and Chief Executive Officer of Bethlehem Steel Corporation from 1980 until his retirement in 1986. Mr. Trautlein is currently a director of Data General Corporation. He was elected a director of PXRE in March 1988.

     Wilson Wilde (69) was, from September 1993 to May 1994, Chairman and Chief Executive Officer and, from November 1971 to September 1993, President and Chief Executive Officer of The Hartford Steam Boiler Inspection and Insurance Company ("Hartford Steam Boiler"). Since May 1994, Mr. Wilde has been Chairman of the Executive Committee, and has continued as a director, of Hartford Steam Boiler. Mr. Wilde is currently a director of Phoenix Home Life and Front Royal Inc., a holding company that owns specialty insurance carriers and an environmental consulting firm.

     Unless otherwise indicated, all directors have served in such capacity since 1986.

     In addition to the executive officer listed as being a director of PXRE, PXRE has the following executive officers:

          Michael J. Bleisnick (45) has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE since February 1990 and a Vice President of PXRE since July 1986. From August 1993 until the Merger in December 1996, Mr. Bleisnick also served as an Executive Vice President of TREX.

          Gordon Forsyth, III (48) has been an Executive Vice President of PXRE since March 1993. Prior thereto, he was a Senior Vice President of PXRE since February 1990 and a Vice President of PXRE since October 1986. From August 1993 until the Merger in December 1996, Mr. Forsyth also served as an Executive Vice President of TREX.

          Sanford M. Kimmel (44) has been Senior Vice President, Treasurer and Chief Financial Officer of PXRE since February 1994. From March 1994 until the Merger in December 1996, Mr. Kimmel also served as Senior Vice President, Treasurer and Chief Financial Officer and as a director of TREX. Prior to joining PXRE, he was Vice President, Finance of Page America Group, Inc. since 1992. From 1991 to 1992, he was Vice President, Expense Management and Special Projects of Home Life Insurance Company, a predecessor of Phoenix Home Life ("Home Life Insurance"). From 1987 to 1991, he was Vice President and Treasurer, and from 1982 to 1987 he was Treasurer, of Home Life Insurance. From August 1982 to July 1991, Mr. Kimmel was also an officer of four registered investment companies which were affiliated with Home Life Insurance.

          Peter G. Butler (48) has been a Senior Vice President of PXRE since August 1996 and is the Managing Underwriter for Lloyd's Syndicate 1224. Mr. Butler has nearly 30 years of insur-ance/reinsurance underwriting experience in Lloyd's and the London company market, most recently as active underwriter for Lloyd's non-marine syndicates 765 and 1179.

          A. Joseph Hoane (53) has been a Senior Vice President of PXRE since February 1997. Prior thereto, he was a Vice President of PXRE since March 1992 and an Assistant Vice President of PXRE since November 1989. From October 1993 until the Merger in December 1996, Mr. Hoane also served as a Vice President of TREX.

          Eugene J. Sverchek (47) has been a Senior Vice President of PXRE since May 1991. From August 1993 until the Merger in December 1996, Mr. Sverchek also served as a Senior Vice President of TREX. Prior to joining PXRE, he held various positions (including Senior Vice President) during his sixteen years at MONY Reinsurance Company where he specialized in property treaty reinsurance underwriting.

          Alain Tounquet (44) has been a Senior Vice President of PXRE since March 1994, prior to which he served as a Vice President of PXRE since October 1989. Mr. Tounquet has also been the General Manager of the Brussels Office of PXRE since October 1989. Mr. Tounquet also served as a Senior Vice President of TREX from May 1994 until the Merger in December 1996, prior to which he served as a Vice President of TREX since October 1993.

          Frank A. LoPiccolo (53) has been a Vice President of PXRE since 1986. From August 1993 until the Merger in December 1996, Mr. LoPiccolo also served as a Vice President of TREX.

     All executive officers of PXRE hold office at the pleasure of the Board of Directors.

     The following table sets forth certain information concerning beneficial ownership of PXRE's Common Stock by the directors, the five executive officers named below under the heading "EXECUTIVE COMPENSATION" and all directors and executive officers as a group, as of the record date:

                                                     SHARES (AND PERCENT)          DIRECTOR
DIRECTORS AND FIVE CURRENT NAMED EXECUTIVE OFFICERS  BENEFICIALLY OWNED(1)        TERM ENDS
---------------------------------------------------  ---------------------        ----------
Gerald L. Radke....................................         129,788(2)*              1999
Robert W. Fiondella................................             833(3)*               (4)
Franklin D. Haftl..................................             500*                 1999
Bernard Kelly......................................           2,833(3)*              1998
Wendy Luscombe.....................................             483(3)*              1999
Edward P. Lyons....................................          13,620(3)*              1998
Philip R. McLoughlin...............................             433(3)*               (4)
David W. Searfoss..................................             433(3)*              1998
Donald H. Trautlein................................           2,361(3)*               (4)
Wilson Wilde.......................................           2,390(3)*              1999
Michael J. Bleisnick...............................          52,065(5)*                --
Gordon Forsyth, III................................          72,615(6)*                --
Sanford M. Kimmel..................................          13,081(7)*                --
Eugene J. Sverchek.................................          23,939(8)*                --
All directors and executive officers as a group (18
  persons).........................................         375,303(2.7%)(9)

---------------

  * Beneficially owns less than 1% of PXRE's issued and outstanding Common
    Stock.

(1) The number of shares of Common Stock set forth opposite the names of Mr. Haftl, Mr. Kelly, Ms. Luscombe, Mr. Lyons, Mr. Trautlein and Mr. Wilde does not include the 2,000 shares granted to each such director under the PXRE Director Deferred Stock Plan (described below under the heading "THE BOARD OF DIRECTORS AND ITS COMMITTEES AND DIRECTOR COMPENSATION"), as to which shares such directors currently hold neither voting nor investment power. Pursuant to the terms of the Director Deferred Stock Plan, on each date that dividends are paid to stockholders in respect of the Common Stock, PXRE makes dividend equivalent payments, in cash, in respect of each share of Common Stock granted, but not yet delivered, under such Plan.
(2) Includes currently exercisable options to purchase 41,439 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 41,439 shares of Common Stock for which Mr. Radke holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Radke.
(3) Includes currently exercisable options to purchase 333 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 333 shares of Common Stock for which the named director holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by such director.
(4) Term of office of Class II directors terminates at the forthcoming 1997 Annual Meeting.
(5) Includes currently exercisable options to purchase 42,380 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 42,380 shares of Common Stock for which Mr. Bleisnick holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Bleisnick.
(6) Includes currently exercisable options to purchase 56,311 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 56,311 shares of Common Stock for which Mr. Forsyth holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Forsyth.
(7) Includes currently exercisable options to purchase 7,083 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 7,083 shares of Common Stock for which Mr. Kimmel holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Kimmel.
(8) Includes currently exercisable options to purchase 17,918 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 17,918 shares of Common Stock for which Mr. Sverchek holds currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by Mr. Sverchek.
(9) Includes currently exercisable options to purchase 212,754 shares of Common Stock. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 212,754 shares of Common Stock for which PXRE's directors and executive officers as a group hold currently exercisable options have been added to the total number of issued and outstanding shares of Common Stock solely for the purpose of calculating the percentage of such total number of issued and outstanding shares of Common Stock beneficially owned by such directors and executive officers as a group.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES
                           AND DIRECTOR COMPENSATION

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     In 1996, the Board of Directors met six (6) times. Except for Mr. McLoughlin, no director attended fewer than 75% of the aggregate of (i) the total number of Board meetings (held when such person was a director) and (ii) the total number of meetings held by committees on which he or she served (during the periods that he or she served).

     There are four standing committees of the Board of Directors: the Audit Committee, the Human Resources Committee, the Investment Committee and the Executive Committee. The committees are composed entirely of directors who are not employees of PXRE, except that Mr. Radke is a member of the Executive Committee.

     The members of the Audit Committee are Messrs. Kelly (Chairman), McLoughlin, Searfoss and Trautlein and Ms. Luscombe. The members of the Audit Committee are responsible for assisting the Board of Directors in fulfilling its responsibilities in connection with PXRE's accounting and financial reporting practices. In 1996, the Audit Committee met three (3) times.

     The members of the Human Resources Committee are Messrs. Trautlein (Chairman), Fiondella, Lyons and Wilde. The Human Resources Committee performs the functions of a compensation committee, including the administration of PXRE's various stock option and other compensation plans. In 1996, the Human Resources Committee met three (3) times.

     The members of the Investment Committee are Messrs. Lyons (Chairman), Kelly and Wilde and Ms. Luscombe. The members of the Investment Committee are responsible for monitoring and approving the investment policies and the investments of PXRE and its reinsurance and trading subsidiaries, including PXRE Reinsurance Company ("PXRE Reinsurance") and Transnational Reinsurance Company ("Transnational"), and for overseeing investment management carried out by Phoenix Duff & Phelps, a public majority-owned subsidiary of Phoenix Home Life. In 1996, the Investment Committee met two (2) times.

     The members of the Executive Committee are Messrs. Radke, Fiondella and Trautlein. The Executive Committee is vested with the authority to exercise the powers of the full Board of Directors during the intervals between its meetings. In 1996, the Executive Committee did not meet.

     PXRE does not have a standing nominating committee. However, upon the request of the Board of Directors, the Executive Committee has occasionally functioned in this role.

     From time to time the Board of Directors designates other committees of the Board to carry out certain specified activities, particularly in connection with financings and other major transactions by PXRE. In 1996, the Board of Directors designated a committee consisting of Messrs. Lyons (Chairman) and Trautlein and Ms. Luscombe (the "Merger Committee") and authorized the members of the Merger Committee to implement the strategic business combination of PXRE and TREX.

COMPENSATION OF DIRECTORS

     CASH COMPENSATION. During the 1996 fiscal year, PXRE paid annual retainers of $16,000 (plus $1,500 each for members ($3,000 for the Chairman) of the Audit Committee, the Investment Committee and the Human Resources Committee) and fees per Board and Committee meeting (including Merger Committee meetings) of $1,000 ($3,000 for the Chairman) to each director of PXRE, except for directors who were also officers of PXRE who individually received no compensation for attendance at meetings. For fiscal 1996, PXRE paid a total of $283,000 in directors' fees (including $52,000 paid to members of the Merger Committee). Directors have the ability to defer receipt of their cash compensation by making an irrevocable written election prior to the beginning of the calendar year to defer receipt of such compensation until the earlier of their retirement or resignation as a director of PXRE, death or disability. An unfunded account is established by PXRE in the director's name and interest is credited to the account balance at an annual rate equal to the annualized average rate of return earned on accounts invested during such period in the Intermediate Term U.S. Treasury Portfolio fund of PXRE's 401(k) Savings and Investment Plan (the "401(k) Plan"). On April 17, 1997, the Board of Directors adopted the PXRE Corporation Director Equity and Deferred Compensation Plan (the "Director Compensation Plan"), subject to stockholder approval, which, among other things, provides that deferred amounts shall be credited with earnings (losses) mirroring the fund or funds provided in the 401(k) Plan that are designated by the director (rather than just the Intermediate Term U.S. Treasury Portfolio fund).

     OTHER COMPENSATION. The Director Compensation Plan will also enable non-employee directors to elect to receive all or a portion of their annual retainer fees in shares of PXRE Common Stock or in options to purchase shares of PXRE Common Stock. For a detailed description of the Director Compensation Plan, see "APPROVAL OF THE DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN" below.

     Under the PXRE Corporation Director Stock Option Plan (the "Director Option Plan"), each non-employee director is automatically granted annually, on the date of PXRE's Annual Meeting, an option exercisable (subject to a three-year vesting period) for the purchase of 3,000 shares (previously 1,000 shares prior to an amendment which is subject to stockholder approval at the Annual Meeting) of Common Stock at a price per share equal to the market value at the date of grant. See "APPROVAL OF AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN" below.

     On August 23, 1990, PXRE adopted a Director Deferred Stock Plan (the "Director Plan") pursuant to which directors of PXRE who are not employees of PXRE or of Phoenix Home Life are each granted the right to receive 2,000 shares of Common Stock (subject to anti-dilution adjustments) at certain specified times following their respective terminations as PXRE directors. On August 23, 1990, Messrs. Kelly, Lyons, Trautlein and Wilde were each granted the right to receive 2,000 shares of Common Stock pursuant to the terms of the Director Plan. The Director Plan was subsequently amended effective August 23, 1990 to allow participation by directors who were employees of Phoenix Home Life and who were PXRE directors on August 23, 1990, provided that shares allocable under the Director Plan to such directors were delivered at the time specified in the Director Plan. Effective August 23, 1990, Messrs. Fiondella, Gummere (who resigned as a PXRE director on February 21, 1994), McLoughlin and Searfoss, all full-time employees of Phoenix Home Life who were PXRE directors on such date, were each granted the right to receive 2,000 shares of Common Stock, which shares were delivered to Phoenix Home Life (as described below) on August 24, 1993 pursuant to the terms of the Director Plan, as amended. Upon becoming a director of PXRE on November 12, 1993, Ms. Luscombe was granted the right to receive 2,000 shares of Common Stock pursuant to the terms of the Director Plan. Upon becoming a director of PXRE on February 13, 1997, Mr. Haftl was granted the right to receive 2,000 shares of Common Stock pursuant to the terms of the Director Plan. As of the record date, eligible non-employee PXRE directors as a group have the right to receive a total of 12,000 shares of Common Stock pursuant to the terms of the Director Plan.

     On each date on which dividends are paid to holders of shares of PXRE Common Stock, each director who has been granted the right to receive shares of Common Stock under the Director Plan is paid an amount in cash equal to the product of (i) the dividend per share for the applicable dividend payment date and (ii) the number of shares which have been granted to the director but which have not yet been delivered.

     The Director Plan is administered by the Board of Directors, which may amend or terminate the Director Plan at any time. However, no such amendment or termination may reduce the number of shares that had been granted to the directors prior to such amendment or termination.

     Until 1995, Phoenix Home Life maintained a practice that no employee could accept any individual remuneration for serving on the Board of Directors of PXRE, and that any such remuneration that would otherwise be payable by PXRE to a Phoenix Home Life employee would instead be paid directly to Phoenix Home Life. In accordance with Phoenix Home Life's practice, the above-described dividend equivalents were, from August 23, 1990 to August 24, 1993, paid by PXRE directly to Phoenix Home Life and, on August 24, 1993, the aggregate of 8,000 shares of Common Stock that would otherwise have been delivered by PXRE to Messrs. Fiondella, Gummere, McLoughlin and Searfoss on such date were instead delivered by PXRE directly to Phoenix Home Life. Effective January 1, 1995, Phoenix Home Life changed such practice and employees of Phoenix Home Life serving as directors of PXRE are entitled to receive directly any compensation therefor (including options granted pursuant to the Director Option Plan).

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IS REQUIRED TO ELECT THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

       RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Price Waterhouse LLP as PXRE's independent public accountants for the fiscal year ending December 31, 1997. This selection is being presented to the stockholders for their ratification at the Annual Meeting. Price Waterhouse LLP has audited PXRE's financial statements since July 1, 1986. A representative of Price Waterhouse LLP is expected to attend the Annual Meeting, with the opportunity to make a statement if he or she so desires and to respond to questions.

     RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" RATIFICATION AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                             EXECUTIVE COMPENSATION

     The following tables and narrative text describe the compensation paid in 1996 and the two prior fiscal years to PXRE's Chief Executive Officer and PXRE's four other most highly compensated executive officers. Also described below is certain future compensation such individuals may be eligible to receive upon retirement or following certain terminations of employment or certain changes of control.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                                           ----------------------------
                                          ANNUAL COMPENSATION                              SECURITIES
                                ----------------------------------------    RESTRICTED     UNDERLYING
       NAME AND                                           OTHER ANNUAL        STOCK           STOCK          ALL OTHER
  PRINCIPAL POSITION     YEAR    SALARY    BONUS($)(1)   COMPENSATION(2)   AWARDS($)(3)   OPTIONS(#)(4)   COMPENSATION(5)
  ------------------     ----   --------   -----------   ---------------   ------------   -------------   ---------------
Gerald L. Radke........  1996   $457,115    $252,032         $4,276          $111,263        19,394          $211,982
  Chairman, President    1995    393,750     294,000          4,488           116,498        18,090            22,903
  and Chief Executive    1994    368,846     275,625          4,934           115,495        17,592            20,284
  Officer
Michael J. Bleisnick...  1996    284,969     121,015             --            53,428         8,071           182,691
  Executive Vice         1995    221,710     135,713             --            67,147         7,347            10,011
  President--Domestic    1994    211,307     124,103             --            52,039         7,120             5,777
  Operations
Gordon Forsyth, III....  1996    270,423     121,015             --            53,428         8,071           182,691
  Executive Vice         1995    221,710     135,713             --            67,147         7,347             9,966
  President--            1994    211,307     124,103             --            52,039         7,120             6,930
  International
  Operations
Sanford M. Kimmel......  1996    198,000      74,810             --            33,029         5,152           178,633
  Senior Vice            1995    167,399      89,250             --            35,368         4,253             7,150
  President, Treasurer   1994    135,599      72,214             --            30,273         4,712                --
  and Chief Financial
  Officer
Eugene J. Sverchek.....  1996    186,851      72,009             --            31,793         5,152           178,364
  Senior Vice            1995    168,649      89,250             --            35,368         4,673             6,860
  President--Domestic    1994    151,305      81,375             --            34,104         4,398             4,546
  Treaty

---------------

(1) For 1996, consists of cash bonuses awarded in 1997 in respect of fiscal year 1996 pursuant to PXRE's Restated Employee Annual Incentive Bonus Plan (the "Bonus Plan"). For 1995, consists of cash bonuses awarded in 1996 in respect of fiscal year 1995 pursuant to the Bonus Plan. For 1994, consists of cash bonuses awarded in 1995 in respect of fiscal year 1994 pursuant to the Bonus Plan.
(2) For 1996, 1995 and 1994, for Mr. Radke, consists of $4,276, $4,488 and
    $4,934, respectively, paid to reimburse Mr. Radke for taxes paid by him in respect of income arising from PXRE's forgiveness of certain accrued interest on an outstanding loan. (See column entitled "All Other Compensation".)
(3) Consists of awards to Messrs. Radke, Bleisnick, Forsyth, Kimmel and Sverchek, respectively, in respect of fiscal year 1996, of 4,140, 1,988, 1,988, 1,229 and 1,183 restricted shares of PXRE's Common Stock, in respect of fiscal year 1995, of 4,707, 2,713, 2,713, 1,429 and 1,429 restricted shares of PXRE's Common Stock, and in respect of fiscal year 1994, of 4,643, 2,092, 2,092, 1,217 and 1,371 restricted shares of PXRE's Common Stock pursuant to the Bonus Plan. Pursuant to the terms of the Bonus Plan, such restricted shares will vest and become 100% nonforfeitable, with respect to the 1994 grants, in one installment on January 1, 1998, with respect to the 1995 grants, in one installment on January 1, 1999, and with respect to the 1996 grants, in one installment on January 1, 2000. During the holding periods such shares are entitled to receive dividends, if any, declared with respect to PXRE's Common Stock. The aggregate holdings and market value of restricted stock held on December 31, 1996 by Mr. Radke was 13,561 restricted shares with a market value of $335,635; by Mr. Bleisnick was 5,983 restricted shares with market value of $148,079; by Mr. Forsyth was 5,983 restricted shares with market value of $148,079; by Mr. Kimmel was 2,646 restricted shares with market value of $65,489; and by Mr. Sverchek was 4,003 restricted shares with market value of $99,074.
(4) Consists of non-qualified options granted in respect of PXRE's Common Stock pursuant to PXRE's 1992 Officer Incentive Plan.
(5) For Mr. Radke, consists of: $21,923, $15,766 and $11,178 contributed by PXRE in 1996, 1995 and 1994, respectively, to the 401(k) Plan (which is a contributory defined contribution plan), $1,712 paid by PXRE during each of 1996, 1995 and 1994 with respect to a supplemental term life insurance policy for Mr. Radke's benefit, $1,602 paid by PXRE during each of 1996, 1995 and 1994 with respect to a supplemental disability insurance policy for Mr. Radke's benefit, $5,168, $3,823 and $5,792 representing the amount of interest accrued in 1996, 1995 and 1994, respectively, and forgiven by PXRE in respect of a loan of $70,125 made by PXRE to Mr. Radke in 1988, the full principal amount of which remained outstanding during 1996, 1995 and 1994 (see "CERTAIN BUSINESS RELATIONSHIPS" below) and, for 1996, $181,577 paid in February 1997 (but earned as of December 31, 1996) pursuant to the Transnational Re Officer Incentive Plan assumed by PXRE in the Merger (the "TREX Plan"); for Mr. Bleisnick, consists of: $13,212, $9,570 and $5,336 contributed by PXRE in 1996, 1995 and 1994, respectively, to the 401(k) Plan, $441 paid by PXRE during each of 1995 and 1994, with respect to a supplemental term life insurance policy for Mr. Bleisnick's benefit and, for 1996, $169,479 paid in February 1997 (but earned as of December 31, 1996) pursuant to the TREX Plan; for Mr. Forsyth, consists of: $13,212, $9,495 and $6,459 contributed by PXRE in 1996, 1995 and 1994, respectively, to the 401(k) Plan, $471 paid by PXRE during each of 1995 and 1994 with respect to a supplemental term life insurance policy for Mr. Forsyth's benefit and, for 1996, $169,479 paid in February 1997 (but earned as of December 31, 1996) pursuant to the TREX Plan; for Mr. Kimmel, consists of $9,154 and $7,150 contributed by PXRE in 1996 and 1995 to the 401(k) Plan and, for 1996, $169,479 paid in February 1997 (but earned as of December 31, 1996) pursuant to the TREX Plan; and for Mr. Sverchek, consists of: $8,885, $6,860 and $4,546 contributed by PXRE in 1996, 1995 and 1994, respectively, to the 401(k) Plan and, for 1996, $169,479 paid in February 1997 (but earned as of December 31, 1996) pursuant to the TREX Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                                   --------------------------------------------------------------------------
                                     NUMBER OF      % OF TOTAL
                                    SECURITIES       OPTIONS
                                    UNDERLYING      GRANTED TO                                    GRANT DATE
                                      OPTIONS      EMPLOYEES IN     EXERCISE OR      EXPIRATION     PRESENT
NAME                               GRANTED(#)(1)   FISCAL YEAR    BASE PRICE($/SH)      DATE      VALUE($)(2)
----                               -------------   ------------   ----------------   ----------   -----------
Gerald L. Radke..................     19,394           26.3%          $ 24.75         2/15/06      $183,079
Michael J. Bleisnick.............      8,071           10.9             24.75         2/15/06        76,190
Gordon Forsyth, III..............      8,071           10.9             24.75         2/15/06        76,190
Sanford M. Kimmel................      5,152            7.0             24.75         2/15/06        48,634
Eugene J. Sverchek...............      5,152            7.0             24.75         2/15/06        48,634

---------------

(1) Consists of non-qualified options granted pursuant to PXRE's 1992 Officer Incentive Plan. Under such Plan, the option exercise price may be less than, equal to or greater than the fair market value of the Common Stock of PXRE on the date the option is granted, but may not be less than 50% of such fair market value. For this purpose, the fair market value of a share of PXRE's Common Stock is the average of the high and low bid and asked prices of the Common Stock as reported on the Nasdaq Stock Market National Market System (or, if the Common Stock is listed on an exchange, the average of the high and low prices per share quoted on such exchange) on the date of grant. The exercise price of the options listed in the above table is 100% of the fair market value of PXRE's Common Stock on the date of grant (February 15, 1996). The options listed above become exercisable in four equal annual installments, subject to the grantee remaining in the continuous employ of PXRE or its affiliates for at least one year from the date of grant, except where such employment terminates by reason of death, permanent disability or retirement at or after age 65 with PXRE's consent; provided, however, that upon the earlier of (i) a change of control of PXRE or (ii) the Common Stock of PXRE ceasing to be publicly traded, any unexercised portion of an option will become exercisable. Options may also be surrendered in exchange for a cash payment in the event of a change of control of PXRE or the cessation of public trading of the Common Stock of PXRE, in each case under certain circumstances. Options are not transferable by a grantee other than by will or the laws of descent and distribution, and during the lifetime of a grantee an option will be exercisable only by the grantee or, if the grantee is legally incapacitated, by the grantee's duly appointed guardian or legal representative. The Plan authorizes the administering committee to include in individual stock option agreements with grantees a provision allowing grantees to satisfy any federal, state or local income tax liabilities resulting from option exercises by having PXRE withhold the appropriate number of shares of Common Stock at the time of exercise (subject in each instance to committee approval), but the Plan does not provide for cash payments by PXRE to cover any such income taxes.
(2) In accordance with the Commission's rules, in order to determine grant date present values in the above table PXRE used the Black-Scholes model of option valuation, adjusted to reflect an option term of 5 years, which represents the weighted average (by number of options) over the past ten years of the length of time between the grant dates of options under PXRE's plans and their exercise dates for the named executive officers. The model also assumes: (i) an interest rate that represents the interest rate on a U.S. government zero coupon bond with a maturity equal to the term of the grant; (ii) volatility calculated using a weekly stock price for five years (260 weeks) prior to the grant date; and (iii) dividends estimated at the annual rate of $0.72 per share (the quarterly dividend on PXRE's Common Stock having been increased in November 1996 from $0.18 per share to $0.21 per share). Based on this model, the present value of the options on the February 15, 1996 grant date was determined to be $9.44 per option. PXRE does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND OPTION VALUES AT DECEMBER 31, 1996

                                                                NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                  STOCK OPTIONS AT           IN-THE-MONEY STOCK
                                SHARES                                12/31/96               OPTIONS AT 12/31/96
                             ACQUIRED ON         VALUE                 (#)(2)                      ($)(3)
           NAME              EXERCISE(#)    REALIZED($)(1)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
           ----              ------------   ---------------   -------------------------   -------------------------
Gerald L. Radke............     20,000         $317,751             47,449/45,346               $347,306/$7,696
Michael J. Bleisnick.......      9,750          108,874             38,849/18,289               $443,615/$3,115
Gordon Forsyth, III........          0                0             49,564/18,255               $596,646/$2,921
Sanford M. Kimmel..........          0                0              3,486/10,901                 $2,061/$2,061
Eugene J. Sverchek.........          0                0             13,446/11,773               $103,600/$1,924

---------------

(1) Represents the difference between the closing prices of PXRE's Common Stock as reported on the Nasdaq Stock Market National Market System on the dates of exercise and the exercise prices of the options.
(2) For Mr. Radke, consists of options for 23,367 shares of PXRE Common Stock granted in 1990-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, all of which options were exercisable at December 31, 1996, and options for 69,428 shares of PXRE Common Stock granted in 1993-1996 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices ranging from $23.875 to $25.00 per share, 24,082 of which options were exercisable at December 31, 1996; for Mr. Bleisnick, consists of options for 3,250 shares of PXRE Common Stock granted in 1987 pursuant to PXRE's 1987 Stock Option Plan at an exercise price of $13.00 per share, all of which options were exercisable at December 31, 1996, options for 26,764 shares of PXRE Common Stock granted in 1989-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, all of which options were exercisable at December 31, 1996, and options for 27,124 shares of PXRE Common Stock granted in 1993-1996 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices ranging from $23.875 to $25.00 per share, 8,835 of which options were exercisable at December 31, 1996; for Mr. Forsyth, consists of options for 40,829 shares of PXRE Common Stock granted in 1989-1992 pursuant to PXRE's 1988 Stock Option Plan at exercise prices ranging from $8.75 to $11.50 per share, all of which options were exercisable at December 31, 1996, and options for 26,990 shares of PXRE Common Stock granted in 1993-1996 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices ranging from $23.875 to $25.00 per share, 8,735 of which options were exercisable at December 31, 1996; for Mr. Kimmel, consists of options for 14,387 shares of PXRE Common Stock granted in 1994-1996 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices of $23.875 to $24.875 per share, respectively, 3,486 of which options were exercisable at December 31, 1996; and for Mr. Sverchek, consists of options for 7,328 shares of PXRE Common Stock granted in 1992 pursuant to PXRE's 1988 Stock Option Plan at an exercise price of $10.875 per share, all of which options were exercisable at December 31, 1996, and options for 17,891 shares of PXRE Common Stock granted in 1993-1996 pursuant to PXRE's 1992 Officer Incentive Plan at exercise prices ranging from $23.875 to $25.00 per share, 6,118 of which options were exercisable at December 31, 1996.
(3) Represents the difference between the closing price of PXRE's Common Stock as reported on the New York Stock Exchange on December 31, 1996 ($24.75) and the exercise prices of the options.

PENSION PLAN

     The following table illustrates the maximum annual estimated benefits payable under PXRE's defined benefit plan (in conjunction with the predecessor actuarial retirement plan) and its non-qualified supplemental plan, to employees for specified covered compensation and specified years of service, assuming retirement at age 62.

                                                                YEARS OF SERVICE
                                              ----------------------------------------------------
REMUNERATION                                     5          10         15         20         25
------------                                  --------   --------   --------   --------   --------
$125,000....................................  $ 16,667   $ 33,333   $ 50,000   $ 50,262   $ 64,077
 150,000....................................    20,000     40,000     60,000     62,012     77,515
 175,000....................................    23,333     46,667     70,000     72,762     90,952
 200,000....................................    26,667     53,333     80,000     83,512    104,390
 225,000....................................    30,000     60,000     90,000     94,262    117,827
 250,000....................................    33,333     66,667    100,000    105,012    131,265
 300,000....................................    40,000     80,000    120,000    126,512    158,140
 400,000....................................    53,333    106,667    160,000    169,512    211,890
 500,000....................................    66,667    133,333    200,000    212,512    265,640
 600,000....................................    79,980    159,960    240,000    255,333    319,166
 700,000....................................    93,310    186,620    280,000    297,850    372,330
 800,000....................................   106,640    213,280    320,000    340,400    425,520
 900,000....................................   119,970    239,940    360,000    382,950    478,710

     Benefits are calculated on a straight-life annuity basis. Benefits shown in the Pension Plan Table are not subject to any reduction for Social Security or other offset amounts.

     For each of the named current executive officers, annual covered compensation for 1996 is: Mr. Radke: $709,145; Mr. Bleisnick: $403,507; Mr.
Forsyth: $383,058; Mr. Kimmel: $310,510; and Mr. Sverchek: $251,313. Covered compensation consists of base salary (as shown in the "Salary" column of the Summary Compensation Table) and the average amount of bonuses paid (including the value of the portion of bonuses paid in shares of restricted stock) over the preceding ten years (or shorter period of employment). The full years of credited service under the plans as of December 31, 1996 for each of the named current executive officers is: Mr. Radke: 24; Mr. Bleisnick: 12; Mr. Forsyth:
10; Mr. Kimmel: 2; and Mr. Sverchek: 5.

STOCK PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of PXRE's previous filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Stock Performance Graph and Report of the Human Resources Committee of the Board of Directors of PXRE shall not be incorporated by reference into any such filings.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      AMONG PXRE CORPORATION, S&P 500 AND
                     DOW JONES PROPERTY AND CASUALTY INDEX

         MEASUREMENT PERIOD                                                   DOW JONES
        (FISCAL YEAR COVERED)             PXRE CORP          S&P 500             P&C
1991                                                100               100               100
1992                                             150.00            108.00            122.00
1993                                             260.00            118.00            123.00
1994                                             269.00            120.00            129.00
1995                                             252.00            165.00            182.00
1996                                             236.00            203.00            219.00

     The total return assumes that dividends were reinvested quarterly and is based on a $100 investment on December 31, 1991. For each subsequent year, the total return for PXRE and for each index is stated as of December 31 of such year.

REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS OF PXRE CORPORATION

     The Human Resources Committee of the Board of Directors has furnished the following report on executive compensation:

     PXRE Corporation (the "Company") has implemented compensation policies, plans and programs which seek to increase the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's executives with those of its stockholders. Emphasis is placed on the achievements of the Company as an integrated unit.

     The Human Resources Committee of the Company has established an executive compensation program to achieve the following goals:

          1. To attract and retain key executives critical to the long-term success of the Company.

          2. To promote the enhancement of stockholder value.

          3. To reward executives for long-term strategic management.

          4. To support a performance-oriented environment resulting in above average total compensation for above average Company results.

COMPENSATION MIX

     The Company's executive compensation program consists of three components (base salary, annual incentives and long-term incentives) designed to promote the above-stated goals.

     BASE SALARY. Base salary is targeted at the competitive median for competitors in the reinsurance industry. For the purpose of establishing base salary levels, the Company from time to time compares the levels of executive base salary paid by it to those levels paid to the executives of other public and private reinsurance companies in the United States.

     Executive salaries are reviewed by the Committee in the first quarter of each year. The Chief Executive Officer submits an annual salary plan to the Committee and the Committee reviews the plan and determines any appropriate modifications. Any increases in an individual executive's salary from year to year are based on (1) increased contribution to the Company by the individual and (2) increases in median competitive pay levels. Based upon these factors, in 1996 the Committee determined that it was appropriate to increase executive base salaries by an average of 9.48%.

     ANNUAL INCENTIVES. The Restated Employee Annual Incentive Bonus Plan, adopted by the Company in 1992, is intended to reflect the Company's belief that management's contribution to stockholder returns comes from maximizing earnings at an appropriate level of risk across the reinsurance cycle. Annual target bonuses are determined for each eligible employee, and following the end of each year the Committee determines to what extent each employee's target bonus for the year has been earned. The full target bonus will be paid to the employee if the Company achieved a 13% after tax return on equity for the year. The bonus award will be adjusted up to 150% or down to 0% of the target bonus based on the actual return on equity achieved by the Company for the year.

     Pursuant to the Annual Bonus Plan, the bonus award for all officers is payable 70% in cash and 30% in restricted stock, at the current market value. The partial payment in restricted stock ties a portion of each executive's annual incentive award to the Company's stock price over time. Employees who are not officers of the Company receive the entire bonus award in cash. The Committee may adjust the cash portion of any bonus award (plus or minus 20% for officers, 40% for non-officers) to reflect individual performance.

     In February 1997, the Committee determined that total bonus amounts equal to $1,179,930 were payable to the Company's executive officers under the Restated Employee Annual Incentive Bonus Plan based on the 1996 performance of the Company. These awards, which were based on a 15.0% return on equity calculated under the Plan and a corresponding upward adjustment in individual performance percentages to 114.3%, consisted of cash payments of $825,952 and restricted stock grants valued at $353,978 containing a three-year vesting provision.

     LONG-TERM INCENTIVES. In March 1992, the Committee made its final awards under the Company's 1988 Stock Option Plan, which was effectively "frozen" by the Board of Directors as of December 31, 1992 so that no further options could thereafter be granted under such Plan. In May 1992, the stockholders of the Company approved the 1992 Senior Executive Incentive Plan, which provided for grants of long-term incentive awards to senior executives of the Company. The Plan was amended in 1994 by vote of the stockholders of the Company to allow the grant of long-term incentive awards to any officer of the Company, and the name of the Plan was changed to 1992 Officer Incentive Plan to recognize the broader base of participants. The 1992 Officer Incentive Plan provides the Committee with the flexibility to grant long-term incentives in two forms: stock options and restricted stock.

     Each year, the Committee determines whether it is appropriate to grant stock option and/or restricted stock awards to eligible officers. Grants for each officer are determined based on industry norms, with the Committee having the flexibility to adjust individual awards. Awards are considered in conjunction with the annual salary plan and the overall goals of the Company's executive compensation program. The Committee believes that its past option grants under the 1988 Stock Option Plan have focused, and its option and restricted stock grants under the 1992 Officer Incentive Plan will continue to focus, management's attention on building stockholder value.

     The Committee granted non-qualified options to purchase a total of 73,748 shares of Common Stock at an exercise price of $24.75 per share (market value on grant date) in February 1996 to the Company's officers pursuant to the 1992 Officer Incentive Plan. Such grants were made pursuant to the Committee's evaluation of each grantee's base salary and position with the Company, the fair market value of the Common Stock on the date of grant and competitive compensation levels within the industry. No grants of restricted stock were made during or with respect to 1996 under this Plan.

     The Internal Revenue Code has set certain limitations on the deductibility of compensation paid to a public company's five most highly compensated executive officers. Provided that other compensation objectives are met, it is the Committee's intention that executive compensation be deductible for federal income tax purposes. Accordingly, to comply with newly released regulations regarding the deductibility of executive compensation expense, the Committee has recommended amendments to the Restated Employee Annual Incentive Bonus Plan and the 1992 Officer Incentive Plan. The amendments have been approved by PXRE's Board of Directors and such amended plans are being submitted to the stockholders at the Annual Meeting for approval.

     ADDITIONAL COMPENSATION. PXRE officers were also responsible for managing the affairs of Transnational Re Corporation (TREX), under the terms of a Management Agreement between the companies, from November 1993 until the December 11, 1996 merger of TREX with PXRE. Commencing January 1, 1994, certain executive officers of PXRE who were also executive officers of TREX participated in the Transnational

Re Officer Incentive Plan (which was assumed by PXRE in the Merger), which resulted in cash payments to such executive officers of $1,162,119 in February 1997.

CHIEF EXECUTIVE COMPENSATION

     The Committee determined the Chief Executive Officer's compensation for 1996 based upon a number of factors and criteria. The Chief Executive Officer's base salary was increased by 12.5% during 1996 and was based upon a review of similar companies adjusted for size and capitalization and upon review of the Chief Executive Officer's performance as regards the achievement of long-term strategic goals and the management of the Company.

     In February 1997, the Committee granted an award to the Chief Executive Officer under the Restated Employee Annual Incentive Bonus Plan consisting of a cash payment of $252,032 and a restricted stock grant valued at $111,263 and containing a three-year vesting provision.

     In February 1997, additional cash compensation of $181,577 was paid to the Chief Executive Officer under the terms of the Transnational Re Officer Incentive Plan.

     In February 1996, the Chief Executive Officer received options to purchase a total of 19,394 shares of Common Stock at an exercise price of $24.75 per share (market value on grant date) under the 1992 Officer Incentive Plan. As discussed above, such grant was determined pursuant to the Committee's evaluation of the Chief Executive Officer's base salary and position with the Company, the fair market value of the Common Stock on the date of grant and competitive CEO compensation levels within the industry.

       Human Resources Committee
            Donald H. Trautlein, Chairman
            Robert W. Fiondella
            Edward P. Lyons
            Wilson Wilde

February 13, 1997

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Of the four members of the Human Resources Committee, one member, namely Mr. Fiondella, is an executive officer of Phoenix Home Life and three members, namely Messrs. Fiondella, Lyons and Wilde serve as directors of Phoenix Home Life and/or one of its affiliates. In 1996, prior to the Merger, Phoenix Home Life owned approximately 7.3% of the issued and outstanding Common Stock of PXRE. After the Merger, and as of the record date, Phoenix Home Life owned less than 5% of the issued and outstanding Common Stock of PXRE. Each of PXRE, PXRE Reinsurance and Transnational are parties to investment advisory agreements with Phoenix Duff & Phelps, a public majority-owned subsidiary of Phoenix Home Life. Pursuant to these agreements, which are terminable by either party on 60 days' notice, Phoenix Duff & Phelps provides, or arranges for another party to provide, investment research and advice, implementation of investment transactions, clearing agent and custodian services, monthly reports on portfolio transactions and other related services. The amount of investment advisory fees payable pursuant to such agreements is equal to 0.15% of average assets under management plus out-of-pocket expenses. PXRE entered into its investment advisory agreement with Phoenix Duff & Phelps in January 1997 and, accordingly, incurred no fees thereunder in fiscal year 1996. PXRE Reinsurance incurred fees of approximately $367,000, and Transnational incurred fees of approximately $257,000, to Phoenix Duff & Phelps for services performed in fiscal year 1996. Management of

PXRE expects such fees for 1997 will, in the aggregate, be approximately $758,000, plus out-of-pocket expenses. Based upon management's experience related to similar agreements with unaffiliated persons, PXRE believes that the terms and conditions of the investment advisory agreements described above are no less favorable to PXRE, PXRE Reinsurance and Transnational than terms and conditions available for comparable services from unaffiliated persons.

TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS

     EXECUTIVE SEVERANCE PLAN. In 1989, the Board of Directors approved an Executive Severance Plan for designated officers of PXRE, which was renewed for an additional five year term in August 1994.

     The Executive Severance Plan provides to designated officers certain benefits in the event of termination without cause or constructive discharge within 6 months before a "Change of Control" (as defined in the Executive Severance Plan) or within one year thereafter (two years for Mr. Radke). The Executive Severance Plan provides that a "Change of Control" will be deemed to have occurred if (i) any person (as defined in the Executive Severance Plan) other than PXRE becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the stockholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the stockholders of PXRE before such transaction continue in control after such transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the stockholders of PXRE approve a plan of liquidation or dissolution of PXRE; or (iv) during any period of two consecutive years following August 17, 1989, individuals who at the beginning of such period constituted the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had previously been so approved, cease to constitute a majority of the Board.

     The benefits consist of a lump sum cash payment equal to (i) one year's salary (for Mr. Radke two years if terminated within 12 months of a change of control), (ii) accrued but unpaid bonuses, (iii) present value of employer contributions to PXRE's Pension Plan and the 401(k) Plan (the "Qualified Plans") for one year (two years for Mr. Radke if terminated within 12 months of a change of control), and (iv) amounts forfeited under the Qualified Plans on termination of employment, reduced by the present value of payments under any employment agreement, Company policy or statute. In addition, one year's coverage (two years for Mr. Radke) is provided to the officer under PXRE's medical, life and other welfare benefit plans in which the officer participated. In determining these benefits, the one and two year periods do not extend past age 65.

     PXRE also indemnifies the officer for any excess parachute payment excise tax (and the excise and income tax on such indemnity) for which the officer may become responsible, as well as attorney's fees required to enforce such officer's rights under the Plan.

     The Executive Severance Plan has a five year term subject to renewal only if the Board of Directors determines prior to the end of such term (or the end of any subsequent renewal term) that the Plan shall be renewed; the Plan continues in the event of a change of control until all obligations are satisfied.

     Messrs. Radke, Bleisnick, Forsyth, Kimmel and Sverchek participate in the Plan, with 11 others. The Merger with TREX is deemed to be a "change of control" for purposes of the Executive Severance Plan. Accordingly, if the employment of the named executive officers with PXRE had then been terminated as provided in the Executive Severance Plan, it is estimated that the compensation payable to Messrs. Radke, Bleisnick, Forsyth, Kimmel and Sverchek would have been $900,000, $275,000, $275,000, $180,000 and $187,000, respectively. Also, if the employment with PXRE of any of the named executive officers is terminated as provided in the Plan within one year of the date of the Merger (two years in the case of Mr. Radke), such person would be eligible to receive the compensation payable under the Executive Severance Plan.

     1988 STOCK OPTION PLAN. Adopted in 1988 and subsequently amended, the 1988 Stock Option Plan (the "1988 Option Plan") provides for the grant of incentive stock options which are intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options which are not intended to qualify as incentive stock options under the Code. Subject to certain adjustments as provided in the 1988 Option Plan, the maximum number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1988 Option Plan is 450,000. As of March 19, 1992, options to purchase a total of 449,965 shares of Common Stock were outstanding under the 1988 Option Plan, all of which options were non-qualified stock options. At a meeting held on such date, the Board of Directors of PXRE resolved to "freeze" the 1988 Option Plan as of December 31, 1992 so that no further options could thereafter be granted under the 1988 Option Plan.

     Each non-qualified option granted under the 1988 Option Plan has a term not exceeding ten years and one day. In each case, the exercise price is equal to or in excess of the fair market value of the Common Stock on the date the option was granted.

     No part of any option may be exercised unless the optionee remains in the continuous employ of PXRE or its affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death or permanent disability, or retirement on or after age 65 with PXRE's consent. Subject to the foregoing, options become exercisable in four equal annual installments, unless otherwise provided by the 1988 Option Plan Committee (which administers the 1988 Option Plan), provided, however, that upon the earlier of (i) a Change of Control (as defined in the 1988 Option Plan) or (ii) the Common Stock of PXRE ceasing to be publicly traded, any unexercised portion of an option will become exercisable.

     No options are transferable by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee an option will be exercisable only by the optionee or, if the optionee is legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     Under the 1988 Option Plan an optionee may elect up to 60 days following a Change of Control to surrender all or part of his or her non-qualified option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) the excess of the per share net worth (as determined under the 1988 Option Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the 1988 Option Plan provides that "fair market value" for non-qualified options is the higher of (a) the highest trading price of PXRE's shares (as determined under the 1988 Option Plan) during the 90-day period ending on the date of such election, or (b) if the transaction occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per share shown on Schedule 13D or any amendment thereto filed by any person holding 30% or more of such shares, or (c) if the Change of Control occurs as the result of stockholder approval of a merger or consolidation (as described in the 1988 Option Plan) or any sale or other disposition of all or substantially all of the assets of PXRE, the highest price paid pursuant to such transaction.

     In addition, under the 1988 Option Plan an optionee may elect up to 60 days following the cessation of the public trading of the shares of PXRE (other than where due to the fraud or other misconduct of the management of PXRE) to surrender all or part of his or her non-qualified option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price, or (b) the amount determined under the per share net worth valuation method described above. For this purpose, "fair market value" means the highest public trading value (as determined under the 1988 Option Plan) during the 90-day period ending on the date of such cessation of public trading.

     The 1988 Option Plan also provides that if an optionee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, sale of all or substantially all of the assets of PXRE, the liquidation or dissolution of PXRE, or such cessation of public trading, the optionee will be deemed to have made such election as of such 60th day, the optionee will receive the cash payment that would be due upon such an election and the optionee's option and surrender rights will be deemed to have been canceled.

     Under the 1988 Option Plan, an election is not transferable other than by will or the laws of intestacy. An optionee who is subject to Section 16(b) of the Exchange Act may only exercise an election in compliance with Rule 16b-3(e) thereunder.

     The 1988 Option Plan provides that a "Change of Control" will be deemed to have occurred if (i) any person (as defined in the Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the stockholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the stockholders of PXRE before such transaction continue in control after the transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the stockholders approve a plan of liquidation or dissolution of PXRE; or (iv) during a period of two consecutive years following August 17, 1989 individuals who at the beginning of such period constituted the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been previously so approved, cease to constitute a majority of the Board.

     As of the record date, Messrs. Radke, Bleisnick, Forsyth and Sverchek held outstanding non-qualified options to purchase 23,367, 26,764, 40,829 and 7,328 shares of Common Stock, respectively, pursuant to the 1988 Option Plan. All of such options had vested in accordance with the provisions of the 1988 Option Plan, and were exercisable, as of the record date. (Mr. Kimmel is omitted from the foregoing discussion because he is not a participant in the 1988 Option Plan.)

     1987 STOCK OPTION PLAN. The 1987 Stock Option Plan (the "1987 Option Plan") originally consisted of six non-qualified stock option agreements, as amended, with certain officers of PXRE (including three of the five current executive officers named in the Summary Compensation Table) that were entered into in anticipation of PXRE's initial public offering of its Common Stock which began on March 25, 1987. The only persons currently participating in the 1987 Option Plan are those four officers of PXRE who have been granted non-qualified options.

     Options to purchase an aggregate of 169,800 shares of Common Stock were granted (being all of the shares reserved under the 1987 Option Plan) at an exercise price of $13.00 per share, which price was equivalent to the price per share in PXRE's initial public offering. Unless the parties otherwise agree, this price may not be modified. Options granted under the 1987 Option Plan became exercisable in four cumulative annual installments starting in 1988, and are currently fully exercisable.

     For officers other than Mr. Radke, the option to purchase shares of Common Stock granted under the 1987 Option Plan, and all installments thereof, expires upon the first of the following events to occur: (i) the expiration of ten (10) years from the option date (March 25, 1987), (ii) the officer's termination of employment with PXRE for any reason other than death or disability, (iii) the expiration of one (1) year from the date of the officer's death or disability, if such death or disability occurs while the officer is employed by PXRE, or
(iv) a Change of Control of PXRE. If death or disability is the cause of the termination of employment, unexercised installments of the option which would have been exercisable by the officer are exercisable within one (1) year of the officer's death by his executor, administrator or personal representative or by those succeeding to the officer's interest by will or the laws of descent and distribution.

     Mr. Radke's option to purchase shares of Common Stock granted under the 1987 Option Plan, and all installments thereunder, expires upon the first of the following events to occur: (i) the expiration of ten (10) years from the option date (March 25, 1987), (ii) the termination of employment by PXRE for "cause", as such term is defined in a former employment agreement between Mr. Radke and PXRE, (iii) the voluntary termination of employment by Mr. Radke, or (iv) the expiration of five (5) years from the date of Mr. Radke's death or disability, if such death or disability occurs while he is employed by PXRE. If death or disability is the cause of termination of employment, unexercised installments of the option may be exercised within the lesser of (i) five (5) years after such death or disability, or (ii) the time permitted under the 1987 Option Plan in the case of a Change of Control of PXRE. The option may be exercised by Mr. Radke's executor, administrator or personal representative or by those succeeding to his interest by will or the laws of descent and distribution.

     The 1987 Option Plan contains the same definition of "Change of Control" as the 1988 Option Plan described above and the same provisions as the 1988 Option Plan respecting (i) the right of optionees to surrender options for a cash payment for 60 days following a Change of Control of PXRE and for 60 days following the cessation of public trading of PXRE's shares and (ii) the cancellation of options and the deemed exercise of such surrender rights in the event of a Change of Control of PXRE resulting from certain mergers or consolidations, the sale of all or substantially all of PXRE's assets, the liquidation or dissolution of PXRE or the cessation of public trading of PXRE's shares (except where such cessation is due to the fraud or other misconduct of PXRE's management).

     As of the record date, Messrs. Radke, Bleisnick and Forsyth have fully exercised the options granted to them pursuant to the 1987 Option Plan. (Mr. Sverchek and Mr. Kimmel are omitted from the foregoing discussion because they are not participants in the 1987 Option Plan.)

     RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN. Adopted in 1992, the Restated Employee Annual Incentive Bonus Plan, as amended, is proposed to be approved below. See "APPROVAL OF THE RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN" for a description of such plan (including provisions relating to employment termination and changes of control).

     1992 OFFICER INCENTIVE PLAN. Adopted in 1992 as the 1992 Senior Executive Officer Incentive Plan, and amended and renamed in 1994, the 1992 Officer Incentive Plan, as amended, is proposed to be approved below. See "APPROVAL OF THE 1992 OFFICER INCENTIVE PLAN" for a description of such plan (including provisions relating to employment termination and changes of control).

     TRANSNATIONAL RE OFFICER INCENTIVE PLAN. The Transnational Re Officer Incentive Plan, an unfunded non-tax-qualified officer incentive plan was assumed by PXRE in the Merger. According to the TREX Plan, designated officers of TREX (who are also officers of PXRE) were eligible to participate in an annual bonus pool equal to the net income (as defined) of TREX for each fiscal year in the period 1994 through 1998. In connection with the Merger, the TREX Plan was amended to provide that, among other things, the annual bonus pool for 1996 would be the final annual bonus pool under the TREX Plan and, therefore, amounts payable pursuant to the TREX Plan would be frozen as of December 31, 1996. The bonuses payable under the TREX Plan are earned in three equal installments. The first installment was earned as of December 31, 1996 and was paid in February 1997; the two additional installments will be earned (provided that the participant is an officer of PXRE at such time) on December 31, 1997 and 1998 and will be paid prior to March 31 of the following year. Each of the named executive officers is a participant in the TREX Plan and the amounts earned thereunder in 1996 are set forth in note
(5) to the Summary Compensation Table.

                       APPROVAL OF THE RESTATED EMPLOYEE
                          ANNUAL INCENTIVE BONUS PLAN

     The Restated Employee Annual Incentive Bonus Plan (the Bonus Plan) provides annual incentives to the employees of PXRE based on PXRE's performance and is a key part of PXRE's incentive compensation program. The stockholders approved the adoption of the Bonus Plan in 1992 and the amendment of the Bonus Plan in 1994. On February 13, 1997, the Board of Directors amended the Bonus Plan to (a) qualify awards to the chief executive officer and other four most highly compensated executive officers at the end of a fiscal year ("covered employees") for the performance-based compensation exception in Section 162(m) of the Code (which generally disallows any deduction for compensation paid to such officers in excess of $1 million annually), (b) conform the Bonus Plan to final Rule 16b-3 under the Exchange Act ("Rule 16b-3") issued by the Commission effective in October, 1996, (c) correct certain performance percentages under the Bonus Plan to conform to the straight-line interpolation methodology utilized in the Bonus Plan, (d) improve the financial terms associated with deferred bonuses, and (e) modify awards for officers resident in Belgium to reflect local country tax treatment of restricted stock, all as described below (the "Amendment").

     The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Code which generally disallows a federal income tax deduction to any publicly held corporation for salary and other compensation paid to covered employees which is in excess of $1 million. Section 162(m) provides an exception for performance-based compensation paid under a plan meeting certain requirements. Accordingly, the Board of Directors has amended the Bonus Plan and is seeking approval of the material terms of the Bonus Plan to qualify awards to the executive officers who are covered employees for the performance-based compensation exception. The Amendment (i) requires that the Bonus Plan be administered by "outside directors" (as defined in Section 162(m)), (ii) bars any covered employee the deduction of whose non-performance based compensation for the year is likely to be limited by Section 162(m) from benefiting from any discretionary increase in the Total Bonus Pool, receiving any discretionary increase in the covered employee's tentative cash bonus or benefiting from any portion of the pool not awarded to other participants, and (iii) limits the amount of the annual awards to any covered employee to $1 million. These changes made by the Amendment are effective for awards made for 1997 (to be paid in early 1998) and thereafter. Such changes, had they been in effect for the awards made in 1994-1996 that are reported in the Bonus column in the Summary Compensation Table, would not have changed the amounts indicated for the individuals who were covered employees at the end of such years.

     The Amendment, for purposes of conforming the Bonus Plan to final Rule 16b-3, requires that (i) the Plan be administered by "non-employee directors" (as defined in the Rule), and (ii) eliminates the requirement that amendments to the Bonus Plan be approved by stockholders for Rule 16b-3 purposes.

     The Amendment revises certain performance percentages set forth in the Bonus Plan (as described below) to more accurately reflect the straight-line interpolation methodology utilized for determining performance percentages pursuant to the Bonus Plan.

     The Amendment permits deferred bonus awards to be credited with earnings (losses) mirroring the performance of the fund or funds provided in the 401(k) Plan that are designated by the participant (rather than just the Intermediate Term U.S. Treasury Portfolio fund).

     The Amendment also authorizes the Bonus Plan Committee to modify awards to take into account local country tax treatment of restricted stock. Because Belgium taxes restricted stock when granted (rather than when the restrictions lapse, as is the case in the United States), awards made in 1997 and later to officers who are subject to Belgian tax will be made fully in cash, provided that the portion of the bonus payment which would otherwise be made in restricted stock will vest and be paid at the same time as restricted stock awards would vest.

     The changes made by the Amendment, except the changes relating to Section 162(m) of the Code (which are discussed above), are effective as of February 13, 1997, including with respect to grants made on that date.

     The following is a description of the principal features of the Bonus Plan, including the material terms for which stockholder approval is being sought hereby for Section 162(m) purposes. Such description is qualified in its entirety by reference to the terms of the Bonus Plan, which incorporates the Amendment, a complete copy of which is attached as Appendix A.

     BONUS PLAN. The Bonus Plan provides for the annual award of bonuses to employees of PXRE and its subsidiaries and affiliates based on the positions of the individual employees within PXRE and the return on equity with respect to PXRE's capital stock for such fiscal year. Under the Bonus Plan, the amount of the annual bonus is paid to an eligible individual in cash, except that for junior and senior officers, 30% of such award is payable in shares of Common Stock subject to certain restrictions established by the administering committee ("Restricted Shares"). Subject to certain adjustments as provided in the Bonus Plan, a maximum of 150,000 shares of PXRE Common Stock is reserved for awards under the Bonus Plan. Authorized and unissued shares or treasury shares or both may be used for grants of Restricted Shares under the Bonus Plan. As of the record date, 81,008 shares remain for future grants. On the record date, the closing price of PXRE Common Stock on the New York Stock Exchange was $25.50.

     ADMINISTRATION OF THE BONUS PLAN. The Bonus Plan is administered by a committee (the "Bonus Plan Committee") whose members are appointed by the Board of Directors and are "non-employee directors" within the meaning of Rule 16b-3 and are "outside directors" within the meaning of Section 162(m).

     Subject to the provisions of the Bonus Plan, the Bonus Plan Committee has sole and complete authority (a) to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Bonus Plan as the Bonus Plan Committee shall, from time to time, deem advisable, (b) to interpret the terms and provisions of the Bonus Plan, and (c) to make all other determinations necessary or advisable for administration of the Bonus Plan. The Board of Directors may fill any Bonus Plan Committee vacancy and remove any member at any time with or without cause, provided, however, that each such replacement must be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m), and that the Bonus Plan Committee must at all times consist of at least two members.

     ELIGIBILITY. Each individual shall participate in the Bonus Plan commencing on his or her date of hire for the fiscal year in which such date of hire occurs, provided that such individual is employed by PXRE or any affiliate on a salaried non-temporary basis during the fiscal year in which such date of hire occurs.

     BONUS FORMULA. There will be calculated for each participant in the Bonus Plan a target bonus for each PXRE fiscal year consisting of such participant's base compensation at the end of such fiscal year multiplied by a target bonus percentage, as determined by the Bonus Plan Committee before the beginning of the fiscal year, applicable to such participant's position within PXRE. The current target bonus percentages, as established by the Bonus Plan Committee, are 70% for the Chief Executive Officer, 55% for Executive Vice Presidents, 50% for Senior Vice Presidents, 45% for Vice Presidents, 35% for Assistant Vice Presidents and Controllers, 25% for Assistant Secretaries and Assistant Treasurers, and 10% for all other employees.

     During the first calendar quarter following the end of each PXRE fiscal year, the Bonus Plan Committee awards earned bonuses to Bonus Plan participants based on the PXRE return on equity during such fiscal year. The earned bonus of each participant will equal 100% of his target bonus for the fiscal year if PXRE has achieved a 13% return on equity for such fiscal year. If PXRE has achieved more or less than a 13% return on equity, the percentage of the target bonus earned by each Bonus Plan participant will be increased or reduced in accordance with the following table, provided that if PXRE's return on equity for any fiscal year falls between the listed percentages, the percentage of the target bonus earned by each participant will be determined by interpolation on a straight-line basis, rounded to the nearest 1/10th of 1%:

COMPANY                                                       PERFORMANCE
ROE                                                           PERCENTAGE
-------                                                       -----------
 8%.........................................................         0%
 9%.........................................................      20.0
11%.........................................................      60.0
15%.........................................................     114.3
17%.........................................................     128.6
20%.........................................................     150.0

     For example, if PXRE's return on equity for a fiscal year is 11.4%, the performance percentage shall be 68% (.60 + ((.004 x .4)/.02).

     "Return on equity" for a fiscal year means the result of dividing (a) PXRE's consolidated net income for such fiscal year by (b) PXRE's average stockholders' equity for such fiscal year, which average will be computed by dividing (i) the sum of PXRE's stockholders' equity as of the end of each of the four calendar quarters in such fiscal year and PXRE's stockholders' equity as of the end of the calendar quarter ending on December 31 of the preceding fiscal year, by (ii) five.

     On the recommendation of PXRE's chief executive officer the Bonus Plan Committee may, in its sole discretion, adjust the amount of the annual bonus pool available for the allocation of annual bonuses to participants for a fiscal year by increasing or decreasing such pool by up to 25% of such pool for such year. However, no executive who is a covered employee at the end of the fiscal year and the deduction of whose non-performance based compensation for the year is likely to be limited by Section 162(m) may benefit from any discretionary increase in the pool for the year.

     BONUS AWARDS. Once the total bonus pool available for allocation is calculated for a fiscal year under the Bonus Plan, such pool is allocated by the Bonus Plan Committee into three separate pools: the senior officer, junior officer and other employee bonus pools. The amount allocated to each separate bonus pool is determined by separately calculating the ratio that the product of each senior officer's, junior officer's and other employee's base compensation multiplied by the respective participant's bonus percentage bears to the amount of the total bonus pool. With respect to the senior officer and junior officer bonuses, 70% of each participant's bonus for the year will be paid to such participant in cash, while the other 30% of such bonus will be delivered to such participant in the form of Restricted Shares (or in cash, subject to certain vesting requirements, in the case of officers who are residents of Belgium). With respect to the other employees' bonuses, the entire amount thereof will be paid in cash.

     With respect to the senior officer and junior officer bonus pools, 70% of each pool is allocated to a senior officer cash bonus pool and a junior officer cash bonus pool, respectively, and 30% is allocated to a senior officer restricted stock pool and a junior officer restricted stock pool, respectively.

     The restricted stock pools are allocated to the participants therein according to the ratio that 30% of each participant's target bonus bears to 30% of the sum of the target bonuses of all participants in the pool. The dollar amount thus allocated to each participant is then divided by the fair market value of shares of PXRE Common Stock on the date the Committee approves the awards to determine the number of Restricted Shares allocated to each participant.

     The cash pools for the senior officers and the junior officers are each allocated among the pool participants in proportion to the ratio which 70% of each participant's target bonus bears to 70% of the total of the target bonuses of the pool participants. This tentative allocation may be increased or decreased by the Bonus Plan Committee by up to 20% to take into account the individual's performance and contribution to PXRE's performance for the year, except that no covered employee the deduction of whose non-performance based compensation is likely to be limited by Section 162(m) may benefit from an increase. The cash pool for non-officers is allocated to the participants therein in proportion to the ratio which each participant's target bonus bears to the total of the target bonuses of the pool participants. This tentative allocation may be increased or decreased by the Bonus Plan Committee by up to 40% to take into account the individual's performance and contribution to PXRE's performance for the year. The final allocation is paid in cash.

     The maximum cash and Restricted Share bonus awards that a participant who is a covered employee at the end of the year may receive is $1 million.

     For fiscal year 1996, cash bonuses of $252,032, $121,015, $121,015, $74,810 and $72,009 were paid by PXRE to Messrs. Radke, Bleisnick, Forsyth, Kimmel and Sverchek, respectively, pursuant to the Bonus Plan. Total cash bonuses paid by PXRE pursuant to the Bonus Plan for fiscal year 1996 to all executive officers as a group (9 people) and to all other officers and non-officer employees as a group (45 people) were $825,952 and $1,283,449, respectively.

     RESTRICTED SHARES. Restricted Share awards consist of grants of shares of PXRE's Common Stock which are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period specified in the award. Subject to the discretion of the Bonus Plan Committee, the period must be at least three years, measured as provided in the Bonus Plan (the "Restricted Period"). The recipient of a Restricted Share award is entitled to all the rights of a stockholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on, and to vote, the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by a recipient until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, as determined by the Bonus Plan Committee. The Bonus Plan Committee will require a participant receiving an award of Restricted Shares to enter into a

Restricted Share Agreement with PXRE containing the foregoing restrictions and such other terms as the Bonus Plan Committee may deem advisable.

     Upon the earlier of a Change of Control of PXRE or the shares of PXRE ceasing to be publicly traded, any remaining Restricted Period applicable to Restricted Shares will immediately lapse. For this purpose, a "Change of Control" of PXRE will be deemed to have occurred if (i) any person (as defined in the Bonus Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the stockholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the stockholders of PXRE before such transaction continue in control after the transaction) or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the stockholders of PXRE approve a plan of liquidation or dissolution of PXRE; or
(iv) during any period of two consecutive years following March 19, 1992, individuals who at the beginning of such period constituted the entire Board of Directors of PXRE and any new director, whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been so approved, cease to constitute a majority of the Board. The Bonus Plan was amended in June 1996 to provide that the Merger with TREX would not be a Change of Control of PXRE.

     For fiscal year 1996, awards of 4,140, 1,988, 1,988, 1,229 and 1,183
Restricted Shares were made by PXRE to Messrs. Radke, Bleisnick, Forsyth, Kimmel and Sverchek, respectively, pursuant to the Bonus Plan. A total of 12,459 and 3,912 Restricted Shares, respectively, were awarded by PXRE to all executive officers as a group (9 people) and to all other officers as a group (18 people) pursuant to the Bonus Plan for fiscal year 1996.

     ALTERNATIVE AWARDS. Commencing with awards for 1996 (which were made in February 1997), awards to officers who are tax residents of Belgium (or other countries) that tax restricted stock awards in the year received (rather than in the year that the restrictions lapse) shall be made in cash units credited to an unfunded account. The units will vest at the same time that Restricted Share awards vest, and will then be paid to the officer in cash. No earnings or losses will be credited to the account.

     ADJUSTMENTS IN AUTHORIZED SHARES AND RETURN ON EQUITY. In the event the outstanding shares of Common Stock of PXRE are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of PXRE by reason of any stock dividend or split, recapitalization, corporate reorganization or other corporate change, the Bonus Plan Committee may make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities as to which Restricted Shares may be granted under the Bonus Plan. In addition, in the event of any such corporate change or in the event of any material changes in accounting practices, tax law or interpretation or corporate strategy, the Bonus Plan Committee may make such adjustment in the definition of "return on equity" as may be necessary to preserve the intent of the Bonus Plan.

     PARTICIPATION AFTER START OF FISCAL YEAR; TERMINATION. If an individual begins participation in the Bonus Plan after the start of a fiscal year, such individual's cash and Restricted Share award, if any, will be reduced. The amount paid to the individual for such fiscal year will be the pro rata amount of such cash and Restricted Share award based on the number of months for which the participant was employed during such fiscal year.

     In addition, if any individual terminates employment prior to the end of the fiscal year due to retirement, permanent disability or death, such individual's cash and Restricted Share award, if any, will be reduced. The amount paid to the individual for such fiscal year will be the pro rata amount of the cash and Restricted Share award based on the number of months for which the participant was employed during such fiscal year. If an individual's employment terminates for any other reason, the individual will receive no bonus under the Bonus Plan.

     DEFERRAL OF CASH AWARDS. Prior to the beginning of a fiscal year, a participant may irrevocably elect to defer receipt of his or her cash award until the termination of employment or another designated future date or dates. In such event, an unfunded account is established by the Bonus Plan Committee for such participant and earnings (or losses) on the balances in such unfunded account are credited to the account in an amount equal to the earnings (or losses) on the fund or funds of the 401(k) Plan designated by the participant from time to time.

     FEDERAL INCOME TAX CONSEQUENCES; CASH AWARDS. Cash awards under the Bonus Plan, including any earnings on deferred amounts, are taxable to the recipient thereof as ordinary income in the year or years in which the award is paid or made available to the recipient in cash. PXRE will generally be entitled to a tax deduction at the same time and in the corresponding amount, subject to
Section 162(m) of the Code.

     FEDERAL INCOME TAX CONSEQUENCES; RESTRICTED SHARES. The grant of Restricted Shares will not result in income to the recipient or any deduction for PXRE for federal income tax purposes, since the Restricted Shares are subject to restrictions constituting a "substantial risk of forfeiture" as defined in the Code. Unless a recipient of a Restricted Share award elects to be taxed at the date of grant, such recipient will generally realize taxable compensation income when the Restricted Period applicable to the award lapses. The amount of such income will be the fair market value of the Restricted Share award on the date of such lapse of the Restricted Period. Dividends paid on the Restricted Shares during the Restricted Period will also be taxable compensation income to the recipient when received by the recipient. PXRE will be entitled to a tax deduction to the extent, and at the time, that the recipient realizes compensation income. Income tax withholding will be required at the same time the Restricted Period lapses.

     Upon the lapse of the Restricted Period for any Restricted Shares, PXRE will withhold from the number of Restricted Shares to be received by a recipient sufficient whole shares with a value not in excess of the amount of the recipient's withholding tax in respect thereof and will withhold any remaining amount needed to cover the amount of such withholding tax from other compensation payable to the recipient. Any shares withheld in payment of taxes will not be available for use in subsequent Restricted Share awards.

     The foregoing tax analysis is intended to summarize certain relevant U.S. federal income tax consequences of the Bonus Plan, as amended, in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences.

     AMENDMENT OF THE BONUS PLAN. The Board of Directors of PXRE may, from time to time, amend, suspend or terminate any or all of the provisions of the Bonus Plan without stockholder approval.

     APPROVAL OF THE RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN, AS AMENDED, WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO APPROVE THE RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN, AS AMENDED, AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                  APPROVAL OF THE 1992 OFFICER INCENTIVE PLAN

     The 1992 Officer Incentive Plan (the "Incentive Plan") provides incentives linking key employees' interests to stockholder interests through equity based awards. These awards are key aspects of PXRE's compensation programs which are designed to attract, retain and motivate the best possible employees to accomplish the business objectives of PXRE. The stockholders approved the adoption of the Incentive Plan in 1992 and the amendment of the Incentive Plan in 1994.

     On February 13, 1997, the Board of Directors amended the Incentive Plan to
(a) continue to qualify awards to the chief executive officer and other four most highly compensated executive officers at the end of the fiscal year (covered employees) for the performance-based compensation exception to Section 162(m) of the Code (which generally disallows any deduction for compensation paid to such officers in excess of $1 million annually), and (b) conform the Incentive Plan to final Rule 16b-3 issued by the Commission that became effective in October 1996, all as described below.

     The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Code which generally disallows a federal income tax deduction to any publicly held corporation for salary and other compensation paid to covered employees which is in excess of $1 million. Section 162(m) provides an exception for performance-based compensation paid under a plan meeting certain requirements. The Incentive Plan has operated since the adoption of Section 162(m) under transition rules providing that stockholder approval for purposes of Section 16 of the Exchange Act and administration by "disinterested directors" within the meaning of former Rule 16b-3 would be deemed to satisfy the stockholder approval and director administration requirements of Section 162(m). Those transition rules expire at the PXRE 1997 Annual Meeting. Accordingly, the Board of Directors has amended the Incentive Plan and is seeking approval of the material terms of the Incentive Plan to qualify awards made after the 1997 Annual Meeting to executive officers who are covered employees for the performance-based compensation exception. The amendment (i) requires that the Incentive Plan be administered by "outside directors" (as defined in Section 162(m)), and (ii) limits the amount of the annual awards to any covered employee to 100,000 shares. These changes, had they been in effect for awards made in 1994-1996, would not have changed the amounts of the option and restricted stock awards indicated in the Summary Compensation Table and the Option Grants Table for the individuals who were covered employees at the end of such year.

     The amendment, for purposes of conforming the Incentive Plan to final Rule 16b-3, requires that (i) the Incentive Plan be administered by "non-employee directors" (as defined in the Rule), and (ii) eliminates the requirement that amendments to the Incentive Plan be approved by stockholders for Rule 16b-3 purposes.

     On April 17, 1997, the Board of Directors amended the Incentive Plan to increase the maximum number of shares reserved for issuance upon the exercise of options and grants of Restricted Shares under the Incentive Plan from 500,000 to 750,000 shares.

     The following is a description of the principal features of the Incentive Plan for which stockholder approval is being sought hereby for Section 162(m) purposes. Such description is qualified in its entirety by reference to the terms of the Incentive Plan, which incorporates the amendments, a complete copy of which is attached as Appendix B.

     INCENTIVE PLAN. The Incentive Plan provides for the grant of incentive stock options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Code, non-qualified stock options which are not intended to qualify as incentive stock options under the Code ("Non-Qualified Options"), and awards of shares of Common Stock of PXRE subject to certain restrictions

("Restricted Shares"), as determined by the administering committee. Subject to certain adjustments as provided in the Incentive Plan and described below, and giving effect to the April 17, 1997 amendment, a maximum of 750,000 shares of the Common Stock of PXRE is reserved for issuance upon the exercise of options and grants of Restricted Shares under the Incentive Plan. Authorized but unissued shares or treasury shares or both may be used for grants of options or Restricted Shares under the Incentive Plan. As of the record date, without giving effect to the April 17, 1997 amendment, 163,698 shares remain for future grants (or 413,698 shares, giving effect to the April 17, 1997 amendment). On the record date, the closing price of PXRE Common Stock on the New York Stock Exchange was $25.50.

     ADMINISTRATION OF THE INCENTIVE PLAN. The Incentive Plan is administered by a committee (the "Incentive Plan Committee") whose members are appointed by the Board of Directors and are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and are "outside directors" within the meaning of Section 162(m). Subject to the provisions of the Incentive Plan, the Incentive Plan Committee has sole and complete authority (a) to determine, in its discretion, the individuals to whom, and the times at which, options or Restricted Shares will be granted (such individuals being referred to collectively herein as "Grantees"), the number of shares in each Restricted Share award or subject to each option and the provisions of the option agreements and Restricted Share agreements evidencing such options or relating to such Restricted Shares, (b) to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Incentive Plan as the Incentive Plan Committee shall, from time to time, deem advisable, (c) to interpret the terms and provisions of the Incentive Plan, and (d) to correct any defect, supply any omission or reconcile any inconsistency in the Incentive Plan. The Board of Directors may fill any Incentive Plan Committee vacancy and remove any member at any time with or without cause, provided, however, that each such replacement must be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m), and that the Incentive Plan Committee must at all times consist of at least two members.

     All options and Restricted Share awards will be evidenced by agreements ("Stock Option Agreements" and "Restricted Share Agreements", respectively) on the terms and conditions set forth in the Incentive Plan and such other terms and conditions as the Incentive Plan Committee shall determine.

     ELIGIBILITY. All officers of PXRE or any affiliate, as selected by the Incentive Plan Committee, are eligible to be Grantees under the Incentive Plan. The Incentive Plan contemplates that options and/or Restricted Shares will be granted no more frequently than annually to eligible individuals, in the sole discretion of the Incentive Plan Committee.

     As of the record date, of the approximately 53 salaried non-temporary employees of PXRE, 20 were eligible to be Grantees under the Incentive Plan.

     TERMS OF OPTIONS. Options must be granted within ten years of the adoption of the Incentive Plan. Options will have a term not to exceed ten years. The exercise price for Incentive Stock Options must be equal to or exceed the fair market value of PXRE's Common Stock on the date the option is granted, and the exercise price for Non-Qualified Options may be less than, equal to or greater than the fair market value of PXRE's Common Stock on the date of grant, but not less than 50% of such fair market value.

     Subject to the Incentive Plan Committee's discretion, no part of any option may be exercised unless the Grantee remains in the continuous employ of PXRE or its affiliates for at least one year from the date of grant of the option, except where such employment terminates by reason of death, permanent disability or retirement at or after age 65 with PXRE's consent.

     No options will be transferable by a Grantee other than by will or the laws of descent and distribution, and during the lifetime of a Grantee an option will be exercisable only by the Grantee or, if the Grantee is legally incapacitated, by the Grantee's duly appointed guardian or legal representative.

     A total of 73,748 options were granted pursuant to the Incentive Plan for fiscal year 1996 to all eligible officers as a group (18 people). For fiscal year 1996, awards of 19,394, 8,071, 8,071, 5,152 and 5,152 options were made by
PXRE to Messrs. Radke, Bleisnick, Forsyth, Kimmel and Sverchek, respectively, pursuant to the Incentive Plan.

     TERMS OF RESTRICTED SHARES. The Incentive Plan Committee may make awards of PXRE's Common Stock with certain restrictions as it may determine. Restricted Shares are generally subject to forfeiture if the recipient's employment with PXRE terminates during the restricted period determined by the Incentive Plan Committee to be applicable to the award (the "Restricted Period"). The Grantee of a Restricted Share award is entitled to all the rights of a stockholder with regard to the awarded Restricted Shares during the Restricted Period, including the right to receive dividends on and to vote the Restricted Shares, except that the Restricted Shares may not be sold, pledged or otherwise transferred by the Grantee until the applicable Restricted Period has lapsed. The lapse of the Restricted Period may be accelerated in the event of a recipient's death, permanent disability or retirement, in the discretion of the Incentive Plan Committee. The Incentive Plan Committee will require a Grantee receiving an award of Restricted Shares to enter into a Restricted Share Agreement with PXRE containing the foregoing restrictions and such other terms as the Incentive Plan Committee may deem advisable. There were no grants of Restricted Shares made pursuant to the Incentive Plan for fiscal year 1996.

     MAXIMUM AWARD. The maximum number of shares for which options may be awarded to any participant in any fiscal year is 100,000.

     ACCELERATION OF OPTION EXERCISABILITY AND LAPSE OF RESTRICTED PERIOD. The Incentive Plan provides that upon the earlier of (i) a Change of Control of PXRE or (ii) the Common Stock of PXRE ceasing to be publicly traded, any unexercised portion of an option shall become exercisable and any Restricted Period applicable to Restricted Shares shall immediately lapse.

     Under the Incentive Plan, a "Change of Control" of PXRE is deemed to have occurred if (i) any person (as defined in the Incentive Plan) other than PXRE or Phoenix Home Life or an affiliate thereof, becomes the beneficial owner, directly or indirectly, of securities representing 30% or more of the combined voting power of PXRE's outstanding securities; (ii) the stockholders of PXRE approve a merger or consolidation of PXRE with another corporation (other than certain situations where the stockholders of PXRE before such transaction, continue in control after the transaction), or a sale or other disposition of all or substantially all of the assets of PXRE; (iii) the stockholders approve a plan of liquidation or dissolution of PXRE; or (iv) during a period of two consecutive years following March 19, 1992, individuals who at the beginning of such period constituted the Board of Directors of PXRE and any new director whose election was approved by at least two-thirds of the directors who were directors at the beginning of the period or whose election had been previously so approved, cease to constitute a majority of the Board. The Incentive Plan was amended in June 1996 to provide that the Merger with TREX would not be a Change of Control of PXRE.

     OPTIONAL SURRENDER RIGHTS. The Incentive Plan Committee may grant to a Grantee for up to 60 days following a Change of Control the right to elect to surrender all or part of his or her option and to receive a cash payment equal to the greater of (a) the excess of the fair market value of the option shares surrendered over the exercise price for such shares, or (b) except for Incentive Stock Options, the excess of the per share net worth (as determined under the Incentive Plan) of the shares to which the surrendered option pertains on the date of surrender over the per share net worth of such shares on the date the option was granted.

     For this purpose, the Incentive Plan provides that "fair market value" for Non-Qualified Options is the higher of (a) the highest trading price of PXRE's Common Stock (as determined under the Incentive Plan) during the 90-day period ending on the date of such election, or (b) if the transaction occurs as the result of a person acquiring a 30% interest in PXRE, the highest price per share of Common Stock shown on Schedule 13D or any amendment thereto filed by any person holding 30% or more of such shares, or (c) if the Change of Control occurs as the result of stockholder approval of a merger, or consolidation (as described in the Incentive Plan) or any sale or other disposition of all or substantially all of the assets of PXRE, the highest price per share paid pursuant to such transaction. With respect to Incentive Stock Options, "fair market value" means fair market value as determined under Section 1.2(g) of the Incentive Plan.

     In addition, under the Incentive Plan the Grantee may elect up to 60 days following the cessation of the public trading of the Common Stock of PXRE (other than where due to the fraud or other misconduct of the management of PXRE) to surrender all or part of his option and receive a cash payment equal to the greater of (a) the excess of the fair market value of the shares subject to the surrendered option over the exercise price, or (b) except for Incentive Stock Options, the amount determined under the per share net worth valuation method described above. For this purpose, "fair market value" means the highest public trading value (as determined under the Incentive Plan) during the 90-day period ending on the date of such cessation of public trading, except that for Incentive Stock Options it means "fair market value" as determined under Section 1.2(g) of the Incentive Plan.

     The Incentive Plan also provides that if a Grantee does not make an election under either of the above provisions on or before the 60th day following a Change of Control resulting from certain mergers and consolidations, the sale of all or substantially all of the assets of PXRE, the liquidation or dissolution of PXRE, or such cessation of public trading, the Grantee will be deemed to have made such election as of such 60th day, the Grantee will receive the cash payment that would be due upon such an election and the Grantee's option and surrender rights will be deemed to have been cancelled. Under the Incentive Plan, an election is not transferable other than by will or the laws of intestacy.

     ADJUSTMENTS IN OUTSTANDING OPTIONS AND RESTRICTED SHARES. In the event the outstanding shares of Common Stock of PXRE are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of PXRE by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of shares or other corporate change, the Incentive Plan Committee may make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities authorized for issuance under the Incentive Plan and in the number of shares and the exercise price under options granted prior to such change.

     FEDERAL INCOME TAX CONSEQUENCES; OPTIONS. Options under the Incentive Plan may, for federal income tax purposes, be treated as Non-Qualified Options or as Incentive Stock Options. The grant of a Non-Qualified Option is not a taxable event to the Grantee. The difference between the option price and the fair market value of the stock on the date of exercise of a Non-Qualified Option is taxable as ordinary income to the Grantee at the time of exercise. Such amount is subject to withholding of federal income tax. Gain or loss on the subsequent sale of stock acquired upon exercise of a Non-Qualified Option will be eligible for capital gain or loss treatment (long-term or short-term, as the case may be). For this purpose, such stock has a basis equal to the option price plus the amount included in income by the Grantee. In general, PXRE will be entitled to an income tax deduction in the same amount and at the same date as the Grantee recognizes ordinary income.

     An Incentive Stock Option results in no taxable income to the Grantee at the time it is granted. Upon the exercise of an Incentive Stock Option, PXRE will not be entitled to any deduction and no ordinary income will be recognized by the Grantee. For alternative minimum tax purposes, the exercise of an Incentive Stock Option is treated in the same manner as the exercise of a Non-Qualified Option, and the Grantee will have alternative minimum taxable income in the year of exercise of an Incentive Stock Option in an amount equal to the excess of the fair market value of the stock at exercise over the exercise price. If the stock acquired by the Grantee upon exercise of an Incentive Stock Option while an employee, or within three months of termination of employment (one year in the case of permanent disability), is held for a period of more than (a) two years from the date of the grant of the option and
(b) one year after the date of acquisition of the stock, any gain on the subsequent sale of the stock will be taxed to the optionee as long-term capital gain.

     If stock acquired upon exercise of any Incentive Stock Option is disposed of before the expiration of either the two-year or one-year periods referred to above, the lesser of (a) any excess of the fair market value of the stock at the time the option is exercised over the option price or (b) if applicable, any excess of the amount realized upon a taxable sale of stock over the option price, will be treated as ordinary income to the Grantee at the time of such disposition and will be allowed as a deduction to PXRE. Any excess of the amount realized upon sale over the fair market value of the stock at the time the option is exercised will be treated as capital gain (long-term or short-term, as the case may be), and will not be allowed as a deduction to PXRE. In the event that a Grantee pays all or part of the exercise price by surrendering previously acquired shares of stock, the foregoing tax consequences may be modified.

     If provided by the Incentive Plan Committee in the Stock Option Agreement, a Grantee may satisfy any withholding tax requirements by electing to have PXRE withhold from the shares to be received by such Grantee upon the exercise of options sufficient whole shares having a value not in excess of the Grantee's withholding tax in respect thereof, with any remaining amount needed to cover the amount of such withholding tax to be paid by the Grantee in cash. Any shares withheld in payment of taxes will not be available for use in subsequent grants of options or Restricted Share awards.

     FEDERAL INCOME TAX CONSEQUENCES; RESTRICTED SHARES. The grant of Restricted Shares will not result in income to the Grantee or any deduction for PXRE for federal income tax purposes, since the Restricted Shares are subject to restrictions constituting a "substantial risk of forfeiture" as defined in the Code. Unless a Grantee of a Restricted Share award elects to be taxed at the date of grant, such Grantee will generally realize taxable compensation income when the Restricted Period applicable to the award lapses. The amount of such income will be the fair market value of the Restricted Shares on the date of such lapse of the Restricted Period. Dividends paid on the Restricted Shares during the Restricted Period will also be taxable compensation income to the Grantee when received by the Grantee. PXRE will be entitled to a tax deduction to the extent, and at the time, that the Grantee realizes compensation income. Income tax withholding will be required at the same time the Restricted Period lapses.

     Upon the lapse of the Restricted Period for any Restricted Shares, PXRE will withhold from the number of Restricted Shares to be received by a Grantee sufficient whole Shares with a value not in excess of the amount of the Grantee's withholding tax in respect thereof and will withhold any remaining amount needed to cover the amount of such withholding tax from other compensation payable to the Grantee. Any shares withheld in payment of taxes will not be available for use in subsequent grants of options or Restricted Share awards.

     The foregoing tax analysis is intended to summarize certain relevant U.S. federal income tax consequences of the Incentive Plan, as amended, in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences.

     AMENDMENT OF THE INCENTIVE PLAN. The Board of Directors of PXRE or the Incentive Plan Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Incentive Plan.

     APPROVAL OF THE 1992 OFFICER INCENTIVE PLAN, AS AMENDED, WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO APPROVE THE 1992 OFFICER INCENTIVE PLAN, AS AMENDED, AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                          APPROVAL OF AMENDMENT TO THE
                           DIRECTOR STOCK OPTION PLAN

     The Director Stock Option Plan (the Director Option Plan) provides automatic annual grants of options to purchase PXRE Common Stock to the non-employee directors of PXRE. The stockholders approved the adoption of the Director Option Plan in 1995. On April 17, 1997, the Board of Directors amended the Director Option Plan, subject to stockholder approval, to (a) increase the annual option grant (made on the date of the PXRE annual meeting of stockholders) to non-employee directors from 1,000 shares to 3,000 shares and
(b) increase the aggregate number of shares subject to the Director Option Plan from 100,000 shares to an aggregate of 250,000 shares (the "Amendment").

     The purpose of the Amendment is to increase the value of equity-based compensation provided to PXRE directors in order to make such compensation competitive with that provided by other companies. Management and the Board of Directors believe that the continuing availability of options under the Director Option Plan for a competitive number of shares is an important factor in PXRE's ability to attract and retain the services of qualified directors.

     A summary of the principal provisions of the Director Option Plan, as amended, are set forth below:

     PURPOSE OF DIRECTOR OPTION PLAN. The purpose of the Director Option Plan is to maintain PXRE's ability to attract and retain the services of experienced and highly qualified non-employee directors and to increase their proprietary interest in PXRE's continued success.

     TERMS OF DIRECTOR OPTION PLAN. The Director Option Plan provides for automatic annual grants of stock options on the date of PXRE's annual meeting of stockholders, from 1995 until 2005 inclusive, to each individual who is elected to the Board of Directors following such meeting, or who continues to be a member of the Board of Directors following such meeting, provided such individual is not also an employee of PXRE or any of its subsidiaries. Presently all the directors except Mr. Radke are eligible to participate in the Director Option Plan.

     After giving effect to the Amendment, each annual grant will permit the holder, for a period of ten years from the date of grant, to purchase from PXRE 3,000 shares of PXRE's Common Stock (subject to adjustment for stock splits, stock dividends, reclassifications and certain other events as provided in the Director Option Plan) at the fair market value of such shares on the date the option was granted. Each option is exercisable one term-year after the date of the grant (defined to be the period from one annual meeting to the next) with respect to 1,000 shares; is exercisable two term-years after the date of grant with respect to another 1,000 shares; and is exercisable three term-years after the date of the grant for the final 1,000 shares; provided, that the holder continues to be a director at the end of such term-year in question.

     In the event a director terminates service on the Board by reason of death, retirement (defined to be retirement as of the annual meeting of stockholders coinciding with or next following attainment of age 72) or disability, the total number of option shares will become immediately exercisable and will continue to be exercisable for three years (but not beyond its original expiration date).

     In the event a director terminates service on the Board other than by reason of death, disability or retirement, such person's options (to the extent exercisable upon such termination) will be exercisable for three months after the date of termination of service, but not beyond the original expiration date.

     In the event of death of a director after terminating service on the Board, any outstanding options will expire on the later of the date applicable to the director at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date.

     Each option and all rights thereunder are nonassignable and nontransferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as described in Section 414(p) of the Code).

     After giving effect to the Amendment, an aggregate of 250,000 shares of PXRE Common Stock (subject to adjustment for stock splits, stock dividends, reclassifications and certain other events as provided in the Director Option
Plan) will be subject to the Director Option Plan, including a total of 16,000 shares currently subject to outstanding options. Shares subject to options which terminate or expire unexercised will be available for future option grants.

     On the date of the annual meetings of PXRE stockholders in 1995 and 1996, options for 1,000 shares were granted pursuant to the Director Option Plan to each non-employee director then in office (i.e., all current directors except Messrs. Radke and Haftl) at exercise prices of $23.25 and $24.95, respectively. As of the record date, options for a total of 16,000 shares had been granted pursuant to the Director Option Plan, of which a total of 2,664 are currently exercisable. After giving effect to the amendment, 234,000 shares of Common Stock will be available for issuance upon exercise of options that will be granted in the future. On the record date, the closing price of PXRE Common Stock on the New York Stock Exchange was $25.50.

     The Director Option Plan is administered by the Board of Directors, who are authorized to interpret the Director Option Plan but have no authority with respect to the selection of directors to receive options, the number of shares subject to the Director Option Plan or to each grant thereunder, or the option price for shares subject to options. The Board may amend the Director Option Plan as it shall deem advisable but may not, without further approval of the stockholders, increase the maximum number of shares under the Director Option Plan or options to be granted thereunder, change the option price provided in the Director Option Plan, extend the period during which options may be granted or exercised, or change the class of persons eligible to receive options. Adjustments will be made in the number and kind of shares subject to the Director Option Plan and the number and kind of shares subject to outstanding and subsequent option grants and in the purchase price of outstanding options, in each case to reflect changes in PXRE's Common Stock through changes in corporate structure or capitalization.

     NEW PLAN BENEFITS TABLE. The following table sets forth the number of options that, subject to stockholder approval of the amendment to the Director Option Plan at the Annual Meeting, and subject further to the terms of the Director Option Plan, will be granted to the non-employee directors as a group on the date of such meeting:

                               NEW PLAN BENEFITS
                           DIRECTOR STOCK OPTION PLAN

NAME AND POSITION(1)                                          NUMBER OF OPTIONS(2)
--------------------                                          --------------------
All Non-Executive Directors as a group (9 persons)..........         27,000

---------------

(1) The table does not include any information regarding each of the five named Executive Officers, all current Executive Officers as a group or all employees who are not Executive Officers as a group, as none of those individuals or groups is eligible to participate in the Director Option Plan.
(2) The value of such options is not determinable because, as described above, the exercise price thereof will not be determined until the date of grant (i.e., the date of the Annual Meeting).

     FEDERAL INCOME TAX CONSEQUENCES. The options under the Director Option Plan are nonstatutory options not intended to qualify as incentive stock options under Section 422 of the Code. The grant of options will not result in taxable income to the director or a tax deduction to PXRE. The exercise of an option by a director will result in taxable ordinary income to the director and a corresponding deduction for PXRE, in each case equal to the difference between the fair market value on the date the option is exercised and the fair market value on the date the option was granted (the option price) multiplied by the number of shares acquired upon such exercise. Any gain (or loss) on the director's subsequent sale of such shares, determined by comparing the amount realized from such sale with the fair market value on the date of exercise, will be long or short-term capital gain (or loss) depending on how long the shares were held before the sale.

     The foregoing tax analysis is intended to summarize certain relevant U.S. federal income tax consequences of the Director Option Plan, as amended, in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences.

     APPROVAL OF THE AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                        APPROVAL OF THE DIRECTOR EQUITY
                         AND DEFERRED COMPENSATION PLAN

     On April 17, 1997, the Board of Directors adopted the PXRE Corporation Director Equity and Deferred Compensation Plan (the Director Compensation Plan), subject to the approval of the stockholders of PXRE at the 1997 Annual Meeting.

     The following is a description of the principal features of the Director Compensation Plan for which stockholder approval is being sought hereby. Such description is qualified in its entirety by reference to the terms of the Director Compensation Plan, a complete copy of which is attached as Appendix C.

     PURPOSE OF DIRECTOR COMPENSATION PLAN. The purpose of the Director Compensation Plan is to attract and retain highly qualified persons to serve as non-employee directors of PXRE by providing the directors with greater flexibility in the form and timing of receipt of compensation for services on the Board of Directors, and an opportunity to obtain a greater proprietary interest in PXRE's success and progress through receipt of fees in the form of shares of PXRE Common Stock and options on shares of PXRE Common Stock, thereby aligning the directors' interests with the interests of the stockholders.

     PARTICIPANTS. Only non-employee directors of PXRE are eligible to participate in the Director Compensation Plan. Currently nine non-employee directors (i.e., all directors except Mr. Radke) are eligible to participate in the Director Compensation Plan.

     TERMS OF DIRECTOR COMPENSATION PLAN. If approved by the stockholders, the Director Compensation Plan will, from the date of the Annual Meeting until December 31, 2007, enable non-employee directors to elect to defer receipt of fees for services as a member of the Board and, with respect to the annual retainer for such services, payable to such non-employee directors for 1998 through 2007, allow such directors to elect, prior to the subject year, to receive all or a portion of the annual retainer amount in shares of PXRE Common Stock or options to purchase shares of PXRE Common Stock.

     Prior to the fiscal year for which directors' fees will be paid, a director may irrevocably elect to defer receipt of all or a portion of the cash compensation payable to such director for such year (including annual retainer fees, committee membership fees, fees associated with a committee chair and fees for attendance at meetings of the Board and its committees, but not including reimbursement for expenses) until after the director ceases to be a director of PXRE or another designated future date or dates. In such event, an unfunded account is established for such director and earnings (or losses) on the balances in such unfunded account are credited to the account in an amount equal to the earnings (or losses) on the fund or funds of PXRE's 401(k) Plan designated by the director from time to time.

     Additionally, commencing with annual retainer fees payable for 1998, each non-employee director may, prior to the year for which the annual retainer fees will be paid, irrevocably elect to receive shares of PXRE Common Stock or stock options (or a combination thereof) in lieu of all or a portion (in increments of 25%) of his or her annual cash retainer. The number of shares which may be awarded to a director upon such director's election to receive shares of Common Stock in lieu of all or a portion of the annual retainer will be the number of whole shares equal to (i) the portion of the annual retainer for which the director has made such election, divided by (ii) the "fair market value" per share of Common Stock, as determined pursuant to the Director Compensation Plan. Certificates for such shares will be issued promptly following the date on which the annual retainer is payable.

     The number of whole shares of Common Stock subject to an option grant under the Director Compensation Plan will be determined by dividing the portion of the annual retainer for which the director has made such election by the "option value", as determined pursuant to the Director Compensation Plan. The exercise price per share under each option will be equal to the "fair market value" per share, as determined pursuant to the Director Compensation Plan. Options granted under the Director Compensation Plan are immediately exercisable and may be exercised until the tenth anniversary of the date of grant. In the event a director terminates service on the Board, such person's options will be exercisable for three years after the date of termination of service, but not beyond the original expiration date. In the event of death of a director after terminating service on the Board, any outstanding options will expire on the later of the date applicable to the director at the time the director terminated service or one year from the date of death, provided that in no event may an option be exercised beyond its original expiration date.

     For purposes of the Director Compensation Plan, "fair market value" means the average of the high and low share prices quoted for PXRE Common Stock on the New York Stock Exchange over the twenty (20) trading days prior to the December 31 immediately prior to the calendar year for which the annual retainer is payable. For purposes of the Director Compensation Plan, "option value" means the value of an option determined as of December 31 immediately preceding the calendar year for which the annual retainer is payable in accordance with the Black-Scholes option valuation model, discounted by 20%.

     A director's interest in an account or an option, and his or her rights under the Director Compensation Plan are nonassignable and nontransferable other than by will or the laws of descent and distribution, or pursuant to a domestic relations order (as described in Section 414(p) of the Code).

     An aggregate of 250,000 shares of PXRE Common Stock (subject to adjustment for stock splits, stock dividends, reclassifications and certain other events as provided in the Director Compensation Plan) will be subject to the Director Compensation Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. On the record date, the closing price of PXRE Common Stock on the New York Stock Exchange was $25.50.

     The Director Compensation Plan will be administered by the Board of Directors. The Board will have full power and authority to construe and interpret the Director Compensation Plan and adopt and amend such rules and regulations for the administration of the Director Compensation Plan as it shall deem desirable. The Board may amend the Director Compensation Plan as it shall deem advisable, provided that no such amendment shall materially and adversely affect any right of a director with respect to any option previously granted without such director's written consent. The Board may terminate the Director Compensation Plan at any time. If not earlier terminated by the Board, the Director Compensation Plan will terminate immediately following the annual meeting of PXRE's stockholders in 2007.

     FEDERAL INCOME TAX CONSEQUENCES. Deferred annual retainer fees, including any earnings thereon, will be taxable to the director in the year or years in which they are paid to the director in cash. PXRE will generally be entitled to a tax deduction at the same time and in the corresponding amount.

     The receipt of shares of Common Stock under the Director Compensation Plan will generally result in taxable income for the director and a deduction for PXRE, based on the fair market value of the shares on the date awarded. The grant of options under the Director Compensation Plan will not generally result in taxable income to the director or a tax deduction to PXRE. The exercise of an option by a director will result in taxable ordinary income to the director and a corresponding deduction for PXRE, in each case equal to the difference between the exercise price and the fair market value on the date the option is exercised, multiplied by the number of shares acquired upon such exercise. Any gain (or loss) on the director's subsequent sale of such shares, determined by comparing the amount realized from such sale with the fair market value on the date of exercise, will be long or short-term capital gain (or loss) depending on how long the shares were held before the sale.

     The foregoing tax analysis is intended to summarize certain relevant U.S. federal income tax consequences of the Director Compensation Plan, as amended, in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences.

     NEW PLAN BENEFITS. The only participants in the Director Compensation Plan are the non-employee directors of PXRE. No awards of shares or options will be made pursuant to the Director Compensation Plan in 1997. The value of any shares and shares subject to options which may be awarded in 1998 and thereafter is not currently determinable due to the elective nature of the Director Compensation Plan.

     APPROVAL OF THE DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE. THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSAL TO ADOPT THE DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                         CERTAIN BUSINESS RELATIONSHIPS

THE TRANSNATIONAL COMPANIES

     In November 1993, TREX, a newly-organized subsidiary of PXRE, effected an initial public offering (the "TREX Offering"), and in a related transaction PXRE caused PXRE Reinsurance to contribute all of the outstanding capital stock of Transnational (formerly Transnational Insurance Company) to TREX. This contribution was made in exchange for TREX's issuance to PXRE Reinsurance of shares of an unregistered class of TREX's common stock, convertible on a one-for-one basis into TREX's registered shares, which resulted in PXRE Reinsurance owning approximately 21% of TREX's total issued and outstanding common stock after completion of the TREX Offering and being entitled to designate two of the five directors of TREX. Pursuant to a management agreement discussed below, PXRE Reinsurance undertook, for a fee, to manage the businesses of TREX and Transnational, including the reinsurance operations of Transnational. To this end, the executive officers of PXRE and PXRE Reinsurance (including the five current executive officers named in the Summary Compensation Table) served as the executive officers of TREX and Transnational. These executive officers, while not salaried employees of TREX or Transnational, were eligible to receive directly from TREX pursuant to a TREX incentive plan, cash incentive awards based on the net income of TREX. In addition, Messrs. Radke and Kimmel served as directors of TREX and Messrs. Radke, Kimmel, Bleisnick and Forsyth served as directors of Transnational. Effective December 11, 1996, TREX merged with PXRE and Transnational became a wholly-owned subsidiary of PXRE Reinsurance.

     Described below are certain transactions and arrangements to which PXRE Reinsurance and TREX and/or Transnational were parties.

     MANAGEMENT AGREEMENT. Since November 8, 1993 until the Merger in December 1996, PXRE Reinsurance was party to a management agreement (the "Management Agreement") with TREX and Transnational. Under the Management Agreement, PXRE Reinsurance had responsibility for the day-to-day operations of TREX and Transnational, including all the reinsurance operations of Transnational. TREX and Transnational did not have any operating properties, systems or paid employees. Pursuant to the Management Agreement, PXRE Reinsurance provided all the operating facilities, systems, equipment and management and clerical personnel required to conduct the businesses of TREX and Transnational.

     Transnational paid PXRE Reinsurance an annual basic management fee under the Management Agreement equal to 5% of gross premiums written (including reinstatement premiums less return premiums) of Transnational and its consolidated subsidiaries (if any) as reflected in Transnational's statutory quarterly and annual statements filed with state insurance authorities.

     TREX and Transnational also paid all expenses directly attributable to them, including a proportionate share of PXRE Reinsurance's rental expenses with respect to office space based on gross premiums written for the management year.

     TREX and Transnational incurred a total of approximately $2,992,000 in fees and expense reimbursements to PXRE Reinsurance under the Management Agreement during PXRE's 1996 fiscal year.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

     In addition to the relationships described above under "EXECUTIVE COMPENSATION -- Compensation Committee Interlocks and Insider Participation", Mr. Searfoss is an executive officer of Phoenix Home Life, Mr. McLoughlin is an executive officer of Phoenix Home Life and Phoenix Duff & Phelps and Mr. Searfoss, Mr. McLoughlin and Mr. Kelly serve as directors of Phoenix Home Life and/or one of its affiliates. Reference is made to the discussion under "EXECUTIVE COMPENSATION -- Compensation Committee Interlocks and Insider Participation" regarding the investment advisory relationship between PXRE and its subsidiaries and Phoenix Duff & Phelps, a subsidiary of Phoenix Home Life.

LOAN TO MR. RADKE

     In 1988, PXRE loaned Mr. Radke $70,125 pursuant to a demand promissory note to fund certain estimated tax liabilities of Mr. Radke incurred in connection with the organization of PXRE. All of the principal amount of such loan remained outstanding as of March 31, 1997. Interest accrues on the unpaid principal amount of the loan at a rate of 7.37% per annum, subject to adjustment from time to time to the Federal short-term rate for the appropriate semi-annual period.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires PXRE's directors and executive officers, and persons who own more than 10% of a registered class of PXRE's equity securities, to file with the Commission and the New York Stock Exchange reports of ownership and changes in ownership of PXRE's registered equity securities. Executive officers, directors and greater-than-10% stockholders are also required to furnish PXRE with copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such reports, and any amendments thereto, furnished to PXRE and written representations that no Form 5 reports were required, PXRE believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to PXRE's executive officers, directors and greater-than-10% stockholders were complied with.

                             STOCKHOLDER PROPOSALS

     If a stockholder desires to present a proposal for inclusion in next year's Proxy Statement and to present such proposal at the 1998 Annual Meeting of Stockholders of PXRE, such stockholder must submit such proposal in writing to PXRE Corporation, 399 Thornall Street, Edison, New Jersey 08837, Attention:
Treasurer, for receipt by PXRE not later than December 31, 1997.

                                    GENERAL

     PXRE's Annual Report to Stockholders, which contains financial statements for the year ended December 31, 1996 as well as other information concerning the operations of PXRE, is being sent to you with this Proxy Statement.

     PXRE FILES WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT ON FORM 10-K. A COPY OF THE REPORT FOR FISCAL 1996 WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER SENDING A WRITTEN REQUEST THEREFOR TO TREASURER, PXRE CORPORATION, 399 THORNALL STREET, EDISON, NEW JERSEY 08837. PXRE Corporation has no knowledge of any matters other than those set forth in this Proxy Statement or referred to in the accompanying Notice of Annual Meeting of Stockholders, which will be presented at the meeting. However, if any other matters should properly come before the meeting it is intended that Proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such Proxies.

                                          PXRE CORPORATION

Edison, New Jersey
April 30, 1997

                                                                      APPENDIX A

                                PXRE CORPORATION

                 RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN
                         (AS AMENDED FEBRUARY 13, 1997)

SECTION 1.  PURPOSE

     The purpose of the Plan is to foster and promote the interests of PXRE Corporation and its Affiliates by attracting and retaining employees who contribute to the success of the Company by their ability, ingenuity and industry, to motivate employees to achieve common, overall corporate results and to enable such individuals to participate in the success and growth of the Company by providing them with the opportunity to receive compensation based directly on the achievement of Company performance goals.

SECTION 2.  DEFINITIONS

2.1   --   "AFFILIATE" means any corporation or other entity as to
           which the Company possesses a direct or indirect ownership interest and has power to exercise control.
2.2   --   "AVERAGE STOCKHOLDERS' EQUITY" has the meaning provided in
           Section 5.3(a)(4).
2.3   --   "BASE COMPENSATION" has the meaning provided in Section 5.1.
2.4   --   "BOARD" means the Board of Directors of the Company.
2.5   --   "CHANGE OF CONTROL" has the meaning provided in Section
           5.7(h).
2.6   --   "CODE" means the Internal Revenue Code of 1986, as amended.
2.7   --   "COMMITTEE" means the Committee described in Section 3. If at any time no Committee shall be in office then the
           functions of the Committee shall be exercised by the Board for purposes required under Rule 16b-3 or any successor rule
           ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided in the case of
           functions required under Section 162(m) of the Code to be
           performed by "outside directors" they shall be performed by those members of the Board who are "outside directors" for
           Section 162(m) purposes.
2.8   --   "COMPANY" means PXRE Corporation (or any successor
           corporation).
2.9   --   "CASH BONUS" has the meaning provided in Section 5.4.
2.10  --   "FAIR MARKET VALUE" has the meaning provided in Section
           5.4(b).
2.11  --   "FISCAL YEAR" means a financial accounting year of the
           Company ending December 31.
2.12  --   "NET INCOME" has the meaning provided in Section 5.3(a)(2).
2.13  --   "PARTICIPANT" means an individual employed by the Company or an Affiliate who is eligible to participate in the Plan
           under Section 4.
2.14  --   "PERFORMANCE PERCENTAGE" has the meaning provided in Section
           5.3(a).
2.15  --   "PERMANENT DISABILITY" means total and permanent disability within the meaning of Section 22(e)(3) of the Code.
2.16  --   "PLAN" means the PXRE Corporation Restated Employee Annual
           Incentive Bonus Plan as described herein.
2.17  --   "RESTRICTED SHARE BONUS" has the meaning provided in
           Sections 5.4 and 5.7.

2.18  --   "RETIREMENT" means termination of employment with the
           Company or Affiliate with the consent of the Company or Affiliate on or after attaining age 65.
2.19  --   "RETURN OF EQUITY" has the meaning provided in Section
           5.3(a)(1).
2.20  --   "SENIOR OFFICER BONUS POOL", "JUNIOR OFFICER BONUS POOL" and
           "OTHER EMPLOYEE BONUS POOL" have the meanings provided in
           Section 5.4
2.21  --   "SHARE" or "SHARES" means a share or shares of common stock, par value $0.01 per share, of the Company.
2.22  --   "STOCKHOLDERS' EQUITY" has the meaning provided in Section
           5.3(a)(3).
2.23  --   "TARGET BONUS" has the meaning provided in Section 5.1.
2.24  --   "TARGET BONUS PERCENTAGE" has the meaning provided in
           Section 5.1 and Exhibit A.
2.25  --   "TARGET BONUS POOL" has the meaning provided in Section 5.2.
2.26  --   "TENTATIVE BONUS POOL" has the meaning provided in Section
           5.3(a).
2.27  --   "TOTAL BONUS POOL" has the meaning provided in Section
           5.3(b).

SECTION 3.  ADMINISTRATION

     This Plan shall be administered by the Board or a Committee appointed by it and consisting of two or more "non-employee directors" within the meaning of Rule 16b-3 (or such other number of "non-employee directors" as may be needed under Rule 16b-3), provided in the case of functions required under Section 162(m) of the Code to be performed by "outside directors" they shall be performed by two or more persons appointed by the Board who are "outside directors" for Section 162(m) purposes. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it. The Committee may delegate the administration of such portions of the Plan as may be permitted by Rule 16b-3 and Section 162(m) without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act provided by that Rule and the exception for performance-based compensation provided by Section 162(m). Such delegation shall be on such terms and conditions, and to such person or persons, as the Committee may determine in its discretion as it relates to persons not subject to Section 16 and Section 162(m).

     The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable and to interpret the terms and provisions of the Plan. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 and Section 162(m) with respect to persons subject to Section 16 and Section 162(m), that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 and Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 and Section 162(m). The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

SECTION 4.  ELIGIBILITY

     All individuals shall participate in the Plan commencing on their date of hire for the Fiscal Year in which such date of hire occurs and for each Fiscal Year thereafter, provided that they are employed by the Company or an Affiliate on a salaried non-temporary basis during the Fiscal Year in which such date of hire occurs and each Fiscal Year thereafter. Individuals whose date of hire occurs after the first day of a Fiscal Year shall participate in the Plan on a pro rata basis for such Fiscal Year as determined in accordance with Section 5.5 below.

SECTION 5.  EMPLOYEE ANNUAL INCENTIVE BONUSES

     5.1 TARGET BONUSES. A Participant's Target Bonus for a Fiscal Year shall consist of the contingent right to receive an amount equal to (i) the Target Bonus Percentage for the Participant's position for the Fiscal Year, as determined by the Committee on or about the beginning of the Fiscal Year, or on or about the individual's date of hire for Participants who begin participation after the first day of a Fiscal Year (the Target Bonus Percentages being set forth in Exhibit A hereto and in any amendments thereto made by the Board) multiplied by (ii) the Participant's Base Compensation for such Fiscal Year.

     For this purpose --

          "BASE COMPENSATION" for a Fiscal Year means the Participant's rate of base salary, expressed as an annual amount in dollars, excluding any bonuses or other compensation in addition to salary, as in effect at the end of that Fiscal Year. For example, if a Participant's salary rate at the end of a Fiscal Year was $40,000 and his Target Bonus Percentage was 10%, his Target Bonus for that Fiscal Year is $4,000.

     5.2 TARGET BONUS POOL. The Target Bonus Pool for a Fiscal Year shall be equal to the sum of the Target Bonuses of the Participants in the Plan for the Year.

     5.3 TOTAL BONUS POOL.

     (a) TENTATIVE BONUS POOL. The Tentative Bonus Pool for a Fiscal Year shall be equal to the product of (i) the Target Bonus Pool for the Fiscal Year multiplied by (ii) the Performance Percentage for such Year. The Performance Percentage shall be the percentage opposite the Company's Return on Equity ("ROE") for the Fiscal Year in the following table:

                                                              PERFORMANCE
COMPANY ROE                                                   PERCENTAGE
-----------                                                   -----------
 8%.........................................................         0%
 9%.........................................................      20.0
11%.........................................................      60.0
13%.........................................................     100.0
15%.........................................................     114.3
17%.........................................................     128.6
20%.........................................................     150.0

     If the Company's ROE for the Fiscal Year falls between the percentages listed in the table, the Performance Percentage shall be determined by interpolation on a straight line basis, rounded to the nearest one-tenth of one percent. For example, if the Company's ROE for a Year is 11.4%, the Performance Percentage shall be 68% (.60 + (.004 X .4)/.02).

     For this purpose --

          (1) "RETURN ON EQUITY" for any Fiscal Year means the result of dividing (A) the Company's Net Income for such Fiscal Year by (B) the Company's Average Stockholders' Equity for such Fiscal Year, rounded to the nearest one-tenth of one percent.

          (2) "NET INCOME" for any Fiscal Year means the total net income of the Company and its consolidated subsidiaries for such Fiscal Year (including all charges for any Cash and Share Bonus payments accrued under the Plan), as computed in conformity with generally accepted accounting principles and reported to stockholders in the Company's consolidated financial statements for such Fiscal Year.

          (3) "STOCKHOLDERS' EQUITY" at the end of any calendar quarter means the excess of (A) the total assets of the Company at such quarter-end over
     (B) the total liabilities of the Company at such quarter-end (including all liabilities for any Cash and Share Bonuses accrued under the Plan), as computed in conformity with generally accepted accounting principles and reported to stockholders in the Company's consolidated financial statements for such quarter-end.

          (4) "AVERAGE STOCKHOLDERS' EQUITY" for any Fiscal Year means the result of dividing (A) the sum of the Stockholders' Equity as of the end of each of the four calendar quarters in such Fiscal Year plus the Stockholders' Equity as of the end of the calendar quarter ending on December 31 of the preceding Fiscal Year, by (B) five.

     (b) TOTAL BONUS POOL. On the recommendation of the Company's Chief Executive Officer, the Committee may, at its sole discretion, adjust the amount of the Tentative Bonus Pool for a Fiscal Year by increasing or decreasing it by up to 25% of the Target Bonus Pool for such Year, provided that no increase shall benefit any Participant who is a "covered employee" at the end of the Fiscal Year for Section 162(m) purposes and the deduction of whose non-performance based compensation for such year would likely be limited by
Section 162(m). The resulting amount shall be the Total Bonus Pool for such Year.

     5.4 CASH AND SHARE BONUSES.

     (a) OFFICER AND OTHER EMPLOYEE BONUS POOLS. The Committee shall allocate the Total Bonus Pool for a Fiscal Year into three pools: the Senior Officer, Junior Officer and Other Employee Bonus Pools. Each Participant shall participate in one of the Pools based on his or her position at the beginning of the Fiscal Year as designated in Exhibit A. The amount allocated to the Senior Officer Bonus Pool for the Year shall be the Total Bonus Pool multiplied by the ratio of (i) the sum of the products of (x) each Senior Officer Participant's Base Compensation for the Year multiplied by (y) the Participant's Target Bonus Percentage (as shown in Exhibit A) for the Year, to (ii) the Target Bonus Pool for the Year. The amount allocable to the Junior Officer Bonus Pool and the Other Employee Bonus Pool shall be determined in the same fashion by substituting in (i)(x) and (i)(y), respectively, each Junior Officer Participant's (or Other Employee Participant's) Base Compensation, as the case may be, and the Target Bonus Percentages for each such Participant.

     (b) SENIOR OFFICER BONUSES

          (i) ALLOCATION. The Committee shall allocate 70% of the Senior Officer Bonus Pool for a Fiscal Year to the Senior Officer Cash Bonus Pool for such Year and the remaining 30% to the Senior Officer Restricted Share Bonus Pool for such Year.

          (ii) CASH BONUSES. The Senior Officer Cash Bonus Pool for the Year shall be allocated by the Committee among the Senior Officers who are Participants for the Year in proportion to the ratio which (1) 70% of the Participant's Target Bonus for the Year bears to (2) 70% of all Senior Officer Participant Target Bonuses for the Year (the Participant's "Tentative Cash Bonus"). In determining a Participant's Cash Bonus for the Year, upon the recommendation of the Chief Executive Officer of the Company, the Committee may increase or decrease each Participant's Tentative Cash Bonus by up to 20% of the amount of such Tentative Cash Bonus in order to take into account the Participant's individual performance and his or her contribution to the Company's performance for the Year, provided that the total Cash Bonuses for Senior Officers for the Year shall not exceed the amount of the Senior Officer Cash Bonus Pool for the Year unless approved by the Board of Directors, and further provided that, in the case of any Participant who is a "covered employee" and the deduction of whose non-performance based compensation for such year would likely be limited by Section 162(m) at the end of the Fiscal Year for purposes of Section 162(m) of the Code, the Committee may decrease his Tentative Cash Bonus by up to 20% (but may not increase it), and such Participant may not benefit from the portion of the pool not awarded to other Participants. The amount finally determined by the Committee, which shall be the Participant's Cash Bonus for such Year, shall be paid as provided in Section 5.6.

          (iii) RESTRICTED SHARE BONUSES. The Senior Officer Restricted Share Bonus Pool for the Year shall be allocated among the Senior Officer Participants for such Year in proportion to the ratio which (1) 30% of the Participant's Target Bonus for the Year bears to (2) 30% of all Senior Officer Participant Target Bonuses for the Year (the Participant's "Restricted Share Bonus"). The number of Shares, subject to the restrictions in Section 5.7, which shall be delivered to each Participant in payment of his or her Restricted Share Bonus, shall be the number of whole shares equal to the Participant's Restricted Share Bonus for the Year divided by the Fair Market Value of the Company's Shares on the date the Committee approves the Restricted Share Bonus awards.

          (iv) MAXIMUM BONUSES. The maximum aggregate Cash and Restricted Share Bonuses that may be awarded to any Participant who is a "covered employee" at the end of the Fiscal Year for the purposes of Section 162(m) may not exceed $1,000,000 for any fiscal year.

     For this purpose --

          "FAIR MARKET VALUE" as of any day means the average of the high and low per share bid and asked prices for Shares on the 20 consecutive trading days immediately prior to such date as reported by the NASDAQ Interdealer Quotation System, or if the Shares are listed on an exchange, the average of the high and low per share prices quoted for Shares for such period. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in a manner consistent with the requirements of Section 422(b)(4) of the Code.

     (c) JUNIOR OFFICER BONUSES

          (i) ALLOCATION. The Committee shall allocate 70% of the Junior Officer Bonus Pool for a Fiscal Year to the Junior Officer Cash Bonus Pool for such Year and the remaining 30% to the Junior Officer Restricted Share Bonus Pool for such Year.

          (ii) CASH BONUSES. The Junior Officer Cash Bonus Pool shall be allocated to Participants for the Year who are Junior Officers, and the resulting Tentative Cash Bonuses may be increased or decreased, in the same manner as provided above for the Senior Officer Cash Bonus Pool, provided that the Total

     Cash Bonuses for Junior Officers for the Year shall not exceed the amount of the Junior Officer Cash Bonus Pool for the Year unless approved by the Board of Directors.

          (iii) RESTRICTED SHARE BONUSES. The Junior Officer Restricted Share Bonus Pool shall be allocated to Junior Officer Participants, and the number of Shares and the restrictions thereon shall be determined, in the same manner as that provided above for the Senior Officer Restricted Share Bonus Pool.

     (d) EMPLOYEE BONUSES

          (i) ALLOCATION. The Committee shall allocate 100% of the Other Employee Bonus Pool to the Employee Cash Bonus Pool; no portion of the Other Employee Bonus Pool shall be paid in Shares.

          (ii) CASH BONUSES. The Employee Cash Bonus Pool shall be allocated by the Committee among Participants for the Year who are not officers in proportion to the ratio of each such Participant's Target Bonus for the Year to the total of all Target Bonuses of such Participants for the Year (a Participant's "Tentative Cash Bonus"). In determining a Participant's Cash Bonus for the Year, upon the recommendations of the Participant's supervisor and senior officers of the Company and the approval of the Chief Executive Officer, the Committee may increase or decrease each Participant's Tentative Cash Bonus by up to 40% of the amount of such Tentative Cash Bonus in order to take into account the Participant's individual performance and his or her contribution to the Company's performance for the Year, provided that the total Cash Bonuses for non-officer Participants for the Year shall not exceed the amount of the Employee Cash Bonus Pool unless approved by the Board of Directors.

     5.5 TERMINATION OF EMPLOYMENT, CHANGE IN STATUS DURING A FISCAL YEAR OR PARTICIPATION AFTER START OF
         A FISCAL YEAR.

     (a) If a Participant's employment terminates before the end of the Fiscal Year because of Retirement, Permanent Disability or death, the Participant's Cash and Restricted Share Bonuses (as determined following the end of the Fiscal Year under Section 5.4), if any, shall be reduced by the ratio which (i) the number of months in the Fiscal Year for which the Participant was not employed bears to (ii) the total number of months in such Year. If the Participant's employment terminates before the end of such Fiscal Year for any other reason, including but not limited to resignation or termination by the Company or an Affiliate, the Participant shall receive no Bonus.

     (b) If a Participant's position with the Company changes after the beginning of a Fiscal Year and his or her new position has a different Target Bonus Percentage and participates in a different Bonus Pool, the Committee shall at its sole discretion, with the recommendation of the Chief Executive Officer, determine the Participant's Cash Bonus and Restricted Share Bonus, if any, for such Year.

     (c) If a Participant begins participating in the Plan after the first day of a Fiscal Year, the Participant's Cash and Restricted Share Bonuses for such Fiscal Year (as determined following the end of such Fiscal Year under Section 5.4), if any, shall be reduced by the ratio which (i) the number of months in such Fiscal Year before the Participant's date of hire bears to (ii) the total number of months in such Fiscal Year. If a Participant's employment terminates before the end of such Fiscal Year, the Participant's Cash and Restricted Share Bonus for such Fiscal Year shall be determined in accordance with this subsection and subsection (a), above.

     5.6 PAYMENT OF BONUSES.

     (a) BONUS AMOUNTS. The Committee shall certify to the Company or Affiliate which is the Participant's principal employer as soon as possible after the end of the Fiscal Year the amount of each Participant's

Cash Bonus and the number of Restricted Shares, if any, in his or her Restricted Share Bonus, as determined under Sections 5.3, 5.4 and 5.5.

     (b) CASH BONUSES. If the Participant has not filed a written election under Section 5.8, the Company shall promptly pay to the Participant the Cash Bonus amount certified under subsection (a) in cash in a single sum with such reduction as the Company may deem necessary for federal and other withholding taxes. Such payment shall be made to the Participant except that any payment due to a deceased Participant shall be made to the Participant's estate.

     (c) RESTRICTED SHARE BONUSES. Except as provided in Section 5.6(d) below, the Company shall promptly deliver the Shares in the Participant's Restricted Share Bonus subject to the conditions in Section 5.7.

     (d) ALTERNATIVE AWARDS. If the Committee determines that Restricted Share Bonuses are taxable when awarded (rather then when the restrictions lapse) under the income tax laws applicable to Participants who are tax residents in other countries, the Committee shall establish an unfunded account for each such Participant and credit to it an amount equal to the dollar amount of the Restricted Share Bonus that is allocable to the Participant under Section 5.4(b)(iii) or (c)(iii). The account shall not be credited with earnings or losses. Portions of the account shall be paid to the Participant in cash at such time or times as the Restricted Shares that would otherwise have been awarded would have become 100% vested under Section 5.7.

     5.7 RESTRICTED SHARES. All Restricted Share Bonuses shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as may be prescribed by the Committee in its sole discretion and contained in the agreement between the Company and the Participant relating to such Shares (the "Restricted Share Agreement").

     (a) AUTHORIZED SHARES. The aggregate number of Shares for which Restricted Share Bonuses may be awarded under the Plan shall not exceed 150,000 Shares, which may be treasury Shares or authorized but unissued Shares. The Committee shall adjust the number of Shares available for grants in the event of any stock split, stock dividend, recapitalization, corporate reorganization or similar event so that the number of shares which may be awarded following such event is proportionate to the number of shares which could be awarded before such action.

     (b) DELIVERY OF RESTRICTED SHARES. Unless otherwise determined by the Committee, the Company shall transfer from its treasury Shares or from its authorized but unissued Shares to each Participant receiving a Restricted Share Bonus, the number of Shares specified in the Bonus, and shall hold the certificates representing such Shares for the Participant for the period during which such Shares are subject to the restrictions provided by the Committee (the "Restricted Period"). Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Participant during the Restricted Period, except as hereinafter provided. Except for the restrictions set forth herein and unless otherwise determined by the Committee, a Participant shall have all the rights of a stockholder with respect to his or her Restricted Shares, including but not limited to the right to vote and the right to receive dividends (which if in Shares shall be restricted under the same terms and conditions as the Shares to which they relate).

     (c) LEGEND. Each certificate for Shares transferred or issued to a Participant under a Restricted Share Bonus shall be registered in the name of the Participant and shall bear the following (or a similar) legend:

          "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE PXRE CORPORA-

     TION RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN (THE "PLAN") APPLICABLE TO RESTRICTED SHARES AND TO THE RESTRICTED SHARE AGREEMENT DATED
                         (THE "AGREEMENT"), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     (d) LAPSE OF RESTRICTED PERIOD. The Restricted Period shall commence upon the award of the Restricted Share Bonus and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Committee in the Restricted Share Agreement. Unless the Committee in its discretion otherwise provides in the Restricted Share Agreement, Shares in a Restricted Share Bonus shall become 100% nonforfeitable on the January 1st immediately following the third anniversary of the end of the Fiscal Year for which the Restricted Share Bonus was awarded. For example, Restricted Shares awarded to a Participant for the Fiscal Year 1992 and transferred to the Participant in February 1993 following the determination of the 1992 award shall be 100% nonforfeitable on January 1, 1996.

     (e) RETIREMENT, DEATH OR DISABILITY. Unless the Committee shall otherwise provide in the Restricted Share Agreement (and subject to subparagraph (i) hereof), the Restricted Period covering all Shares transferred to a Participant under the Plan shall immediately lapse upon such Participant's termination of employment due to Retirement, death or Permanent Disability.

     (f) TERMINATION OF EMPLOYMENT. Unless the Committee shall otherwise provide in the Restricted Share Agreement, if a Participant ceases to be employed by the Company other than due to Retirement, death or Permanent Disability, all Shares owned by such Participant for which the Restricted Period has not lapsed shall revert back to the Company upon such termination and shall be available for grant in subsequent Restricted Share awards. Authorized leave of absence or absence in military service shall constitute employment for this purpose.

     (g) WAIVER OF FORFEITURE PROVISIONS. The Committee, in its sole and absolute discretion (but subject to the provisions of subsection (i) hereof), may waive the forfeiture provisions in respect of all or some of the Shares awarded to a Participant.

     (h) CHANGE OF CONTROL; DELISTING. Subject to subparagraph (i) hereof, upon the earlier of (i) a Change of Control of the Company (as defined below), or
(ii) the Shares of the Company ceasing to be publicly traded, any remaining Restricted Period on the Shares shall immediately lapse.

     For the purposes hereof, a "Change of Control" of the Company shall be deemed to have occurred if:

          (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Company and other than Phoenix Mutual Life Insurance Company or an affiliate thereof, becomes the "beneficial owner" (as determined for purposes of Regulation 13-D under the Exchange Act as currently in effect), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (2) the stockholders of the Company approve (A) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation with Transnational Re Corporation in which the Company is the surviving entity or a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          (3) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or

          (4) during any period of two consecutive years (not including any period prior to March 19, 1992), individuals who at the beginning of such period constitute the entire Board of Directors of the Company and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3rds) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

     (i) EXCHANGE ACT LIMITATIONS. In the case of any Participant subject to the reporting requirements of Section 16 of the Exchange Act, no Shares received under a Restricted Share Bonus may be sold, assigned, pledged or otherwise transferred for the period of time after the date such Bonus was granted as may be applicable to the Participant under Rule 16b-3.

     (j) ISSUANCE OF NEW CERTIFICATES. Upon the lapse of the Restricted Period with respect to any Shares, such Shares shall no longer be subject to the restriction imposed in the Restricted Share Agreement, and the Company shall issue new share certificates representing such shares registered in the name of the Participant without the legend described in subparagraph (c) in exchange for those previously issued.

     (k) WITHHOLDING TAX. Upon the lapse of the Restricted Period for any Shares (or such other date on which Shares issued to a person subject to the reporting requirements of Section 16 of the Exchange Act cease to be subject to restrictions under that Act for purposes of Section 83(c) of the Code), the Company shall withhold from the Participant's Shares a sufficient whole number of Shares with a value not in excess of the amount which the Company is required to withhold under any applicable Federal or other tax law and may withhold the remaining amount necessary to pay the tax from other compensation due to the Participant or require the Participant to pay such remainder to the Company in cash prior to releasing the new certificates. Any Shares received in payment of taxes shall not be available for use in subsequent Restricted Share Bonus awards.

     5.8 DEFERRAL ELECTION FOR CASH BONUS.

     (a) A Participant may, with the approval of the Committee, irrevocably elect, by written notice filed with the Committee before the beginning of the Fiscal Year in question or, in the case of the Fiscal Year beginning January 1, 1992, within 30 days after the approval of the Plan by the Board of Directors, to have all or any portion of the Cash Bonus which may become payable under
Section 5.4, deferred to the termination of his or her employment with the Company or an Affiliate or such other future date or dates as he or she may designate. Upon receipt of such election the Committee shall establish an unfunded account for the Participant and credit to it the portion of the Cash Bonus specified in the election. Earnings (or losses) on the balance in such unfunded account shall be credited to such account's balance in an amount equal to the earnings (or losses) on the fund or funds of the Company's 401(k) Plan designated by the Participant from time to time.

     (b) On or about the future date elected by the Participant, the Committee shall certify the amount of such account, with earnings (or losses) as provided above, to the Company or Affiliate which is the Participant's principal employer for payment to the Participant in cash in three equal annual payments with earnings (or losses) on the unpaid portion to the date of payment as provided above. The Participant by written notice filed with the Committee at least 12 months before such future date may request that his account be paid in a different manner. The Committee may approve such request at its discretion, applied on a uniform and nondiscriminatory basis, and shall then certify such method to the appropriate employer. If the Participant dies or incurs a Permanent Disability before such future date the Committee shall determine the amount of his account, with earnings (or losses) as provided above, and shall certify such amount to the appropriate employer for payment to the Participant or his or her estate, as the case may be, in cash in three annual payments, with earnings (or losses) on the unpaid portion to the date of payment as provided above. The Participant or his estate, as the case may be, may request that the account be paid in a different manner by written notice filed with the Committee within 60 days following such date of Disability or death, as the case may be, and the Committee may approve such request at its discretion.

     (c) If the Participant incurs a substantial financial hardship prior to such future date, he or she may apply to the Committee for payment of the portion of his or her account which is necessary to meet such hardship. The Committee may, in its discretion applied on a uniform and nondiscriminatory basis, approve such application and, if it does so, it shall certify to the Participant's principal employer the amount to be paid to the Participant in cash in a single sum payment and shall cancel a corresponding portion of the account.

     (d) All payments made under this Section 5.8 shall be reduced by such amounts as the Company may deem necessary for federal and other withholding taxes.

SECTION 6.  GENERAL PROVISIONS

     6.1 ADJUSTMENTS DUE TO MERGERS, CONSOLIDATIONS, ETC. In the event of any merger, consolidation, reorganization, combination or other corporate change, or any material changes in accounting practices, in tax law or interpretation or in Company strategy, the Committee shall make such substitution or adjustment, if any, in Return on Equity as shall be necessary and equitable to preserve the intent of the Plan. The Committee may rely on the recommendations regarding such adjustments which are made by the Company's independent public accountants.

     6.2 ASSIGNMENT. No benefit which shall be payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge.

     6.3 ADMINISTRATION EXPENSES. The entire expense of administering the Plan shall be borne by the Company and shall be a charge against Net Income.

     6.4 EFFECT ON OTHER PLANS. Bonus payments under the Plan shall not be regarded as compensation for other employee benefits provided by the Company or an Affiliate, such as group life insurance, long-term disability coverage and pension benefits.

     6.5 OTHER CONDITIONS.

     (a) The Board may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, except that without the consent and approval of the holders of the specified percentage of the outstanding Shares required under Section 162(m), the Board shall not make any amendment that requires such consent and approval.

     (b) With the written consent of the Participant affected thereby, the Committee may amend or modify any Bonus in any manner not inconsistent with the terms of the Plan.

     (c) Nothing contained in the Plan shall prohibit the Company or an Affiliate from establishing other additional incentive compensation arrangements for one or more employees of the Company or an Affiliate.

     (d) Nothing in the Plan shall be deemed to give any Participant the right to remain employed by the Company or any Affiliate or to limit, in any way, the right of the Company or of an Affiliate to terminate, or to change the terms of, a Participant's employment with the Company or such Affiliate at any time.

     (e) Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     (f) In the administration of the Plan, no member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving such member's gross negligence or willful misconduct, or (ii) by any other member or by any officer, agent or employee.

     (g) The Plan shall be unfunded and the obligations under the Plan shall not be secured by any security interest, pledge or encumbrance on any property of the Company or any Affiliate.

     (h) No payment obligation under the Plan shall bear any interest, except as provided in Section 5.8(a).

     (i) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

     (j) The Plan shall be governed by and construed in accordance with the laws of New York.

SECTION 7.  EFFECTIVE DATE

     The Plan shall become effective for Fiscal Years beginning on and after January 1, 1992 if approved by the holders of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote thereon at the 1992 Annual Meeting of Stockholders.(1)

---------------

(1) The provisions of the Plan, as modified or added by the Amendment adopted by the Board of Directors of the Company on February 13, 1997, are effective as of February 13, 1997, including with respect to awards made on that date, except that changes relating to Section 162(m) of the Code shall be effective with respect to awards for Fiscal Years beginning after 1996.

                                                                       EXHIBIT A

                                                                TARGET
                                                                BONUS
POSITION                                                      PERCENTAGE
--------                                                      ----------
SENIOR OFFICER BONUS POOL
  Chief Executive Officer...................................      70%
  Executive Vice Presidents.................................      55
  Senior Vice Presidents....................................      50
  Vice Presidents...........................................      45
JUNIOR OFFICER BONUS POOL
  Assistant Vice Presidents and Controller..................      35
  Assistant Secretaries and Assistant Treasurers............      25
OTHER EMPLOYEE BONUS POOL
  All other employees.......................................      10

                                PXRE CORPORATION

                 RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN
                                PAYMENT ELECTION

                                                                           , 199

PXRE Corporation
399 Thornall Street
Edison, NJ 08837

Dear Sir:

     Pursuant to the Plan, I elect to have the Cash Bonus, if any, to which I may become entitled for the Fiscal Year ending December 31, 199 to be paid to me as follows:

          1. Immediate Payment: (You must complete this.)

               % (insert 0, 35, 70 or 100%) of such Bonus as soon as it is determined following the end of the Fiscal Year.

          2. Deferred Payment: (If you have elected immediate payment of 100%, you do not need to complete this.)

     The remainder shall be paid:

          [ ] (a) Commencing on             , 19  (insert specific date, such as
                  January 10, 2000).

          [ ] (b) Commencing within 1 month following termination of my employment with PXRE Corporation (the "Company") and any Affiliate.

          [ ] (c) Commencing on January 5 of the calendar year following termination of my employment with the Company and any Affiliate.

          [ ] (d) Commencing upon the earlier of (a) or (b) or upon the earlier of (a) or (c). (If you check this box, you must check and complete (a) and check either (b) or (c)).

     I understand that the deferred portion, plus earnings (or losses), will be paid to me in three annual installments beginning on the date selected above, except that at any time before such date I may request the Committee to approve a hardship payment or not later than 12 months before such date I may request the Committee to make payment in a different manner. The Committee is not required to approve such requests.

     I understand that if I die before my Cash Bonus, if any, is entirely paid, the rest will be paid to my estate.

                                          --------------------------------------
                                                        Signature

                                          Print Name
                                                --------------------------------

                                          Soc. Sec. No.
                                                 -------------------------------

Approved by the Committee:

By
    ----------------------------------

Date:
     ---------------------------------

                                                                      APPENDIX B

                                PXRE CORPORATION

                          1992 OFFICER INCENTIVE PLAN
               (AS AMENDED FEBRUARY 13, 1997 AND APRIL 17, 1997)

SECTION 1.  GENERAL PROVISIONS

     1.1 NAME AND GENERAL PURPOSE. The name of this plan is the PXRE Corporation 1992 Officer Incentive Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable PXRE Corporation (the "Company") and its affiliates to retain and attract officers who contribute to the success of the Company by their ability, ingenuity and industry, and to enable such officers to participate in the growth of the Company by giving them a proprietary interest in the Company.

     1.2 DEFINITIONS.

     (a) "AFFILIATE" means any corporation or other entity as to which the Company possesses a direct or indirect ownership interest and has power to exercise control, including a Subsidiary.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CHANGE OF CONTROL" has the meaning provided in Section 4.2(c) of the Plan.

     (d) "CODE" means the Internal Revenue Code of 1986, as amended.

     (e) "COMPANY" means PXRE Corporation (or any successor corporation).

     (f) "COMMITTEE" means the Committee referred to in Section 1.3 of the Plan. The functions of the Committee specified in the Plan may also be exercised by the Board (without regard to whether directors are "non-employee directors" within the meaning of Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Notwithstanding the foregoing, with respect to a Participant who is likely to be a "covered employee" at the end of the fiscal year in which an Option is exercised for purposes of Section 162(m) of the Code, the functions of the Committee specified in the Plan that must be exercised by "outsider directors" under Section 162(m) shall be exercised only by a committee appointed by the Board that consists of two or more "outside directors" (as defined in the interpretative regulations).

     (g) "FAIR MARKET VALUE" as of any day means the average of the high and low bid and asked prices per share for Shares on such day as reported by the NASDAQ Interdealer Quotation System, or if the Shares are listed on an exchange, the average of the high and low prices per share quoted for Shares on such exchange on such date. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in a manner consistent with the requirements of
Section 422(b)(4) of the Code.

     (h) "OPTION" means any option to purchase Shares under Section 2 of the Plan.

     (i) "PARTICIPANT" means any officer of the Company or of an Affiliate who is selected by the Committee to participate in the Plan.

     (j) "PERMANENT DISABILITY" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     (k) "PLAN" means the PXRE Corporation 1992 Officer Incentive Plan.

     (l) "RESTRICTED PERIOD" has the meaning provided in Section 3.2(a) of the Plan.

     (m) "RESTRICTED SHARE" has the meaning provided in Section 3 of the Plan.

     (n) "RETIREMENT" means separation from the Company or an Affiliate with the consent of the Company or Affiliate on or after attaining age 65.

     (o) "SHARES" mean the shares of common stock, par value $0.01 per share, of the Company.

     (p) "SUBSIDIARY" means any corporation as to which the Company owns directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of its stock.

     1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which shall consist of two or more members appointed by the Board who are "non-employee directors" within the meaning of Rule 16b-3 and, as applicable, are "outside directors" for purposes of Section 162(m) of the Code. The Committee shall serve at the pleasure of the Board and have such powers as the Board may, from time to time, confer upon it. Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and to correct any defect, supply any omission or reconcile any inconsistency in the Plan. Any decision or action taken by the Board (or any members thereof) or the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, appraisers, brokers or other persons. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or evaluations of any such persons. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, taken by any other member or by an officer, agent or employee, nor for anything done or omitted to be done by such director except resulting from his own gross negligence or willful misconduct.

     The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

     1.4 ELIGIBILITY. All officers of the Company or any Affiliate which are selected by the Committee shall be Participants in the Plan.

     1.5 SHARES SUBJECT TO THE PLAN.  Subject to adjustment as provided in
Section 4.1, the aggregate number of Shares (i) to be issued upon exercise of all Options granted pursuant to the Plan and (ii) to be awarded as Restricted Shares pursuant to the Plan shall not exceed 750,000. Such Shares may be authorized but unissued Shares or treasury Shares. Shares subject to, but not issued under, any Option terminating or expiring for any reason prior to its exercise in full, or Restricted Shares which are forfeited prior to the lapse of the Restricted Period, will again be available for Options or Restricted Share awards thereafter granted during the balance of the term of the Plan.

     1.6 AUTHORITY OF COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options and Restricted Shares shall be granted; (ii) the number of Shares to be covered by each grant; (iii) the time or times at which Options shall be granted and exercisable; (iv) the time or times at which Restricted Shares shall be granted and become nonforfeitable; and
(v) the conditions and limitations, if any, in addition to or in substitution of those set forth in Sections 2, 3 and 4 hereof, applicable to the exercise of an Option or vesting of Restricted Shares, including, without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of Shares acquired upon exercise of an Option or receipt of Restricted Shares. It is contemplated that grants of Options and/or Restricted Shares shall be granted no more frequently than annually.

SECTION 2.  OPTIONS

     2.1 TYPES OF OPTIONS. Options granted under the Plan may be of two types, a non-qualified stock option ("Non-Qualified Option"), and an incentive stock option ("Incentive Stock Option"). The Committee shall have the authority to grant Non-Qualified Options, or to grant Incentive Stock Options, or to grant both types of Options to any Participant, provided, however, that only Participants employed by the Company or a Subsidiary shall receive Incentive Stock Options. To the extent that any Option is not designated as an Incentive Stock Option, it shall constitute a separate Non-Qualified Option.

     It is intended that the Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422(b) of the Code and shall be subject to the tax treatment described in Section 421 of the Code. Anything in the Plan to the contrary notwithstanding, no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.

     2.2 OPTION PRICE. The price of Shares purchased upon exercise of Options granted pursuant to the Plan shall be the Fair Market Value thereof as of the date that the Option is granted except that for Non-Qualified Options such price may be less than, equal to, or greater than, such Fair Market Value, as determined by the Committee, but in no event may the price be less than 50% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of the stock of the Company or a Subsidiary and an Option granted to such employee is intended to qualify as an Incentive Stock Option within the meaning of Section 422(b) of the Code, the option price shall be no less than 110% of the Fair Market Value of the Shares on the date the Option is granted.

     The purchase price, plus any required Federal income tax or other withholding amount, shall be paid in full in cash or by certified check or, if authorized by the Committee in the Stock Option Agreement, Shares of the Company when the Option is exercised, and certificates evidencing Shares will be delivered only against such payment.

     The Committee may provide in the Stock Option Agreement that an optionee may satisfy the Company's withholding tax requirements by electing to have the Company withhold Shares otherwise issuable to the optionee which have a Fair Market Value on the Tax Date equal to or less than the amount required to be withheld. The difference, if any, between the withholding amount and the Fair Market Value of the Shares retained by the Company in satisfaction thereof must be paid in cash by the Participant. The election shall be irrevocable and shall be subject to the approval of the Committee. For this purpose, "Tax Date" means the date which tax is determined due to the exercise of a Non-Qualified Option. Any Shares withheld in payment of taxes shall not be available for use in subsequent Option grants or Restricted Share awards.

     2.3 STOCK OPTION AGREEMENTS. Options shall be evidenced by agreements ("Stock Option Agreements") on the terms and conditions set forth in the Plan and on such other terms and conditions as the Committee may deem advisable. Each Stock Option Agreement shall specify the number of Shares subject to the Option, the date or dates on which such Option shall become exercisable, the expiration date of such Option, the designation of such Option as an Incentive Stock Option or a Non-Qualified Option, the exercise price of such Option and the date of the grant of the Option.

     2.4 NON-QUALIFIED OPTIONS.

     (a) TERM OF OPTION. Each Non-Qualified Option shall be for a term of not more than ten years from the date of grant.

     (b) EXERCISE.

          (i) Subject to Section 4.2 and the Committee's discretion, each Non-Qualified Option by its terms shall require the optionee to remain in the continuous employ of the Company or an Affiliate for at least one year from the date of grant of the Option before the option shall be exercisable, except in the event that the optionee's employment with the Company or Affiliate terminates as a result of Retirement, Permanent Disability or death.

          (ii) Subject to the Committee's discretion, a Non-Qualified Option shall not be exercisable by the optionee unless, at the time of exercise, such optionee is an employee of the Company or an Affiliate, except that, upon termination of employment with the Company or Affiliate, the optionee may exercise an Option (1) to the extent of any unexercised Shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within three years thereafter if the termination of employment results from Retirement or Permanent Disability, or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than Retirement, Permanent Disability or death.

          (iii) Subject to the Committee's discretion, in the event of the death of an optionee while an employee of the Company or an Affiliate, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise such optionee's Option to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the time of his death, at any time within three years following his date of death.

          (iv) Subject to the Committee's discretion, if the optionee dies within three months after termination of employment with the Company or any Affiliate other than resulting from Retirement or Permanent Disability or within three years after such termination in the case of Retirement or Permanent Disability, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's Option at any time within the period ending on the later of (1) the last day of the period within which the optionee could have exercised such option but for his death or (2) the first anniversary of the optionee's death.

          (v) Notwithstanding any of the foregoing, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Stock Option Agreement.

     (c) TRANSFERABILITY. Non-Qualified Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or legal representative.

     (d) VESTING. The Committee may, in its sole discretion, provide for the vesting schedule, if any, applicable to the Option, in an optionee's Stock Option Agreement. The Committee may also, in its sole discretion, permit the acceleration of the time to exercise the Option or any installments thereof.

     2.5 INCENTIVE STOCK OPTIONS.

     (a) TERM OF OPTION. Except as otherwise provided herein, each Incentive Stock Option shall be for a term of not more than ten years from the date of grant, except that if any employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Option shall be no more than five years from the date of grant.

     (b) ANNUAL LIMIT. The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Options intended to be and designated as Incentive Stock Options under the Plan (or any other stock option plan of the Company or any Subsidiary) are exercisable for the first time by any employee in any calendar year shall not exceed $100,000.

     (c) EXERCISE.

          (i) Subject to Section 4.2 and the Committee's discretion, each Incentive Stock Option by its terms shall require the optionee to remain in the continuous employ of the Company or an Affiliate for at least one year from the date of grant of the Option before the Option shall be exercisable, except in the event that the optionee's employment with the Company or Affiliate terminates as a result of Retirement, Permanent Disability or death.

          (ii) Subject to the Committee's discretion, an Incentive Stock Option shall not be exercisable by the Optionee unless, at the time of exercise, such optionee is an employee of the Company or an Affiliate except that upon termination of employment with the Company or Affiliate the optionee may exercise an Incentive Stock Option (1) to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the termination of his employment, at any time within three years thereafter if the termination of his employment results from Retirement or Permanent Disability, or (2) to the extent that the optionee was entitled to do so at the termination of his employment, at any time within three months thereafter if the termination of employment results from a cause other than Retirement, Permanent Disability or death. However, the Committee shall advise the optionee that, under current law, the exercise of an Incentive Stock Option will be treated for federal income tax purposes as an exercise of a Non-Qualified Option if he exercises the option (A) more than three months after the termination of his employment with the Company or a Subsidiary other than by reason of Permanent Disability or death, or (B) more than one year after the termination of his employment with the Company or a Subsidiary by reason of Permanent Disability.

          (iii) Subject to the Committee's discretion, in the event of the death of an optionee while an employee of the Company or an Affiliate, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise such optionee's Option to the extent of all unexercised Shares, whether or not the optionee was entitled to do so at the time of his death, at any time within three years following his date of death.

          (iv) Subject to the Committee's discretion, if the optionee dies within three months after termination of employment with the Company or any Affiliate other than resulting from Retirement or Permanent Disability or within three years after such termination in the case of Retirement or Permanent Disability, such optionee's estate or any person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee may exercise (to the extent that the optionee was entitled to do so at the termination of his employment) such optionee's Option at any time within the period ending on the later of (1) the last day of the period within which the optionee could have exercised such Option but for his death or (2) the first anniversary of the optionee's death. However, the Committee shall advise the optionee or other person entitled hereunder to exercise the Option, that, under current law, if he was not an employee of the Company or a Subsidiary either at the time of his death or within three months before such time, the exercise by his estate or the person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee will be treated for federal income tax purposes as the exercise of a Non-Qualified Option.

          (v) Notwithstanding any of the foregoing, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Stock Option Agreement.

     (d) TRANSFERABILITY. Incentive Stock Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or representative.

     (e) VESTING. The Committee may, in its sole discretion, provide for the vesting schedule, if any, applicable to the Option, in an optionee's Stock Option Agreement. The Committee may, in its sole discretion, permit the acceleration of the time to exercise an Option or any installments thereof.

     2.6 STATUS OF OPTIONEES. An optionee shall not be, nor have any of the rights or privileges of, a holder of Shares purchasable upon the exercise of an Option unless and until certificates representing such Shares have been issued to such optionee.

     2.7 MAXIMUM AWARD. The maximum number of Shares for which Options may be awarded to any Participant in any fiscal year of the Company shall be 100,000 Shares.

SECTION 3.  RESTRICTED SHARES

     3.1 RESTRICTED SHARE GRANTS. All Restricted Shares shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as may be prescribed by the Committee in its sole discretion and contained in the agreement between the Company and the Participant relating to such Shares (the "Restricted Share Agreement").

     3.2 RESTRICTED SHARE AGREEMENT.

     (a) DELIVERY OF RESTRICTED SHARES. Unless otherwise determined by the Committee in its sole discretion, the Company shall transfer from its treasury Shares or from its authorized but unissued Shares to each Participant receiving a Restricted Share award, the number of Shares specified in the Restricted Share Agreement, and shall hold the certificates representing such Shares for the Participant for the period during which such Shares are subject to the restrictions provided by the Committee in the Restricted Share Agreement (the "Restricted Period"). Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Participant during the Restricted Period, except as hereinafter provided. Except for the restrictions set forth herein and unless otherwise determined by the Committee, a Participant shall have all the rights of a stockholder with respect to his or her Restricted Shares, including but not limited to the right to vote and the right to receive dividends (which if in Shares shall be restricted under the same terms and conditions as the Shares to which they relate).

     (b) LEGEND. Each certificate for Shares transferred or issued to a Participant under a Restricted Share Agreement shall be registered in the name of the Participant and shall bear the following (or a similar) legend:

          "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE PXRE CORPORATION 1992 OFFICER INCENTIVE PLAN (THE 'PLAN') APPLICABLE TO RESTRICTED SHARES AND TO
     THE RESTRICTED SHARE AGREEMENT DATED             (THE 'AGREEMENT'), AND MAY
     NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     3.3 LAPSE OF RESTRICTED PERIOD. The Restricted Period shall commence upon the award of Restricted Shares and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Committee in the Restricted Share Agreement.

     (a) RETIREMENT, DEATH OR DISABILITY. Unless the Committee shall otherwise provide in the Restricted Share Agreement (and subject to Section 3.3(c) and (d) hereof), the Restricted Period covering all Shares transferred to a Participant under the Plan shall immediately lapse upon such Participant's termination of employment due to Retirement, death or Permanent Disability.

     (b) TERMINATION OF EMPLOYMENT. Unless the Committee shall otherwise provide in the Restricted Share Agreement, if a Participant ceases to be employed by the Company other than due to Retirement, death or Permanent Disability, all Shares owned by such Participant for which the Restricted Period has not lapsed shall revert back to the Company upon such termination and shall be available for grant in subsequent Restricted Share awards. Authorized leaves of absence or absence in military service shall constitute employment for this purpose.

     (c) WAIVER OF FORFEITURE PROVISIONS. The Committee, in its sole and absolute discretion (but subject to the provisions of Section 3.3(d) hereof), may waive the forfeiture provisions in respect of all or some of the Restricted Shares awarded to a Participant.

     (d) EXCHANGE ACT LIMITATIONS. In the case of any Participant subject to the reporting requirements of Section 16 of the Exchange Act, no Shares received under a Restricted Share award may be sold, assigned, pledged or otherwise transferred for the period of time after the date such Restricted Share award was granted as is specified in Rule 16b-3.

     (e) ISSUANCE OF NEW CERTIFICATES. Upon the lapse of the Restricted Period with respect to any Shares, such Shares shall no longer be subject to the restriction imposed in the Restricted Share Agreement, and the Company shall issue new share certificates respecting such shares registered in the name of the Participant without the legend described in Section 3.2(b) in exchange for those previously issued.

     3.4 WITHHOLDING TAX. Upon the lapse of the Restricted Period for any Shares, the Company shall withhold from the Participant's Shares sufficient Shares to cover the amount which the Company is required to withhold under any applicable Federal or other tax law. The number of Shares withheld shall be the number of whole Shares the value of which, based on the Fair Market Value of the Shares on the day the Restricted Period lapses, does not exceed the applicable withholding tax. The Company may withhold any remaining amount required to satisfy its withholding tax requirement from other compensation due to the Participant or may require the Participant to give the Company a check for such amount before delivering new certificates. Any Shares withheld in payment of taxes shall not be available for use in subsequent Option grants or Restricted Share awards.

SECTION 4.  OTHER PROVISIONS

     4.1 ADJUSTMENTS IN AUTHORIZED SHARES AND IN OUTSTANDING OPTIONS. In the event the outstanding Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of Shares or other corporate change, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of Shares or other securities as to which Options or Restricted Share awards may be granted under
Section 1.5 and in the number of Shares or the exercise price under unexercised Options granted prior to such change.

     In the case of any such substitution or adjustment, the aggregate Option price in each Stock Option Agreement of all the Shares covered thereby prior to such substitution or adjustment shall be the Option price for all the shares or other securities substituted for such Shares or to which such Shares are adjusted, and the Option price per share after such substitution or adjustment shall be determined accordingly; provided, however, that no such determination shall obligate the Company to issue or sell fractional shares or other securities.

     4.2 ACCELERATION AND SETTLEMENT ON CERTAIN CHANGES.

     (a) ACCELERATION. Notwithstanding any other provisions of the Plan, upon the earlier of (i) a "Change of Control" of the Company (as defined below), or
(ii) the Shares of the Company ceasing to be publicly traded, any unexercised portion of an Option shall become exercisable, and any Restricted Period with respect to Restricted Shares shall lapse.

     (b) OPTIONAL SURRENDER RIGHTS.

          (i) The Committee may, in its sole discretion, grant to optionees who are subject to Section 16(b) of the Exchange Act in conjunction with Options, either at the time of grant or, with the consent of the optionee, by amendment thereafter, the right to elect up to 60 days following a Change of Control (other than where a person becomes a person described in Section 4.2(c)(i) after March 19, 1992, by acquiring from Phoenix Home Life Mutual Insurance Company or an affiliate ("Phoenix Home Life") in a private transaction Shares equal to the number of shares owned by Phoenix Home Life on March 19, 1992) to surrender all or part of his or her Options and to receive a cash payment equal to the greater of (A) the excess of the fair market value of the Shares subject to the Options surrendered over the exercise price for such Shares, or (B) except for Incentive Stock Options, the excess of the per Share net worth (determined in accordance with generally accepted accounting principles consistently applied as of the close of the Company's next preceding fiscal year) of the Shares to which the surrendered Option or portion thereof pertains on the date of surrender over the per Share net worth of such Shares on the date that the Option was granted. For this purpose, "fair market value" with respect to Shares subject to Non-Qualified Options means the higher of (1) the highest weekly weighted average trading price for the Shares during a calendar week which is included in the 90-day period ending on the date of such election and in which the average weekly reported volume of trading in the Shares is equal to or greater than the mean of the weekly reported volumes of trading in the Shares during such 90-day period, or (2) if the Change of Control occurs as a result of a transaction described in Section 4.2(c)(i), the highest price per share shown on Schedule 13D or an amendment thereto filed pursuant to Section 13(d) of the Exchange

     Act by any person (as defined in Section 4.2(c)(i) holding 30% or more of the combined voting power of the Company's then outstanding voting securities, or (C) if the Change of Control occurs as a result of shareholder approval of a transaction described in Section 4.2(c)(ii), the highest price paid or to be paid per share pursuant to such transaction as determined by the Committee. With respect to Shares subject to an Incentive Stock Option, "fair market value" means Fair Market Value as provided in
     Section 1.2(g). Payment of such amount, less applicable withholding taxes, shall be made by the Company to the optionee in cash, subject to the applicable provisions of Rule 16b-3 under the Exchange Act as then in effect, promptly upon the receipt by the Committee of the optionee's election.

          (ii) An optionee may, if at the time of the grant or, with the consent of the optionee, by amendment thereafter, the Committee so determines in its sole discretion, elect up to 60 days following the date the Shares cease to be publicly traded (except where the stock is delisted due to fraud or other misconduct of the Company's management) to surrender all or part of his Options and to receive a cash payment equal to the greater of
     (A) the excess of the fair market value of the Shares subject to such surrendered Options over the exercise price for such Shares, or (B) except for Incentive Stock Options, the amount determined using the per Share net worth valuation method in Section 4.2(b)(i) as of the surrender date. For this purpose, "fair market value" means the highest weekly weighted average trading price for the Shares during a calendar week which is included in the 90-day period ending on the date the Shares cease to be publicly traded and in which the average weekly reported volume of trading in the Shares is equal to or greater than the mean of the weekly reported volumes of trading in the Shares during such 90-day period, except that with respect to Shares which are subject to an Incentive Stock Option it shall mean Fair Market Value as provided in Section 1.2(g) on the date of surrender. Payment of such amount, less applicable withholding taxes, shall be made by the Company in cash promptly upon the receipt by the Committee of the optionee's election.

          (iii) If an optionee does not make an election under part (i) or (ii) on or before the 60th day following a Change of Control described in
     Section 4.2(c)(ii) or (iii) or the date the Shares cease to be publicly traded (except where the stock is delisted due to fraud or other misconduct of the Company's management), as the case may be, the optionee shall be deemed to have made such an election as of such 60th day, he shall receive the cash payment which he would have received had he made an election on such date, all of his Options and surrender rights shall be deemed to have been cancelled as of such date, and his sole right under the Plan shall be to receive such cash payment, subject to applicable withholding taxes. In the case of an optionee who does not have an election under part (i) and whose Option is unexercised in whole or part on the 60th day following a Change of Control described in Section 4.2(c)(ii) or (iii) the optionee shall receive a cash payment with respect to his unexercised Option determined under the foregoing as if he had had an election, and had made it, on such 60th day, and his rights under the Plan thereafter shall solely be those provided to an optionee subject to the first sentence in this part
     (iii).

          (iv) An optionee who is subject to Section 16(b) of the Exchange Act may not exercise an election under this subsection (b): (A) during the first six months of the respective terms of the election and the Option to which it is related (unless an earlier election is permitted under Rule 16b-3(e)) and (B) in any manner which is not in compliance with Rule 16b-3(e).

          (v) An election shall not be transferable other than by will or by the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or, if legally incapacitated, by the optionee's duly appointed guardian or representative.

     (c) CHANGE OF CONTROL. For the purposes hereof, a "Change of Control" of the Company shall be deemed to have occurred if:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company and other than Phoenix Home Life or an affiliate thereof) becomes the "beneficial owner" (as determined for purposes of Regulation 13-D under the Exchange Act as currently in effect), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (ii) the stockholders of the Company approve (A) any merger or consolidation of the Company with any other corporation, other than a merger or consolidation with Transnational Re Corporation in which the Company is the surviving entity or a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) any sale or other disposition (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

          (iii) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company; or

          (iv) during any period of two consecutive years (not including any period prior to March 19, 1992), individuals who at the beginning of such period constitute the entire Board of Directors of the Company and any new director, whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

     4.3 NON-ALIENATION OF BENEFITS. Except as herein specifically provided, no Option, no Restricted Share, and no right or interest under the Plan shall be subject to transfer, assignment, pledge, charge or other alienation, whether voluntary or involuntary, and any attempt to transfer, assign, pledge, charge or otherwise alienate the same shall be null and void and of no effect. If any Participant or other person entitled to benefits hereunder should attempt to assign, pledge, charge or otherwise alienate any right or interest hereunder, then such benefits shall, in the discretion of the Committee, cease.

     4.4 ADMINISTRATION EXPENSES. The Company shall bear the entire expense of administering the Plan.

     4.5 AMENDMENT. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided, however, without an optionee's approval, no change may be made which would prevent an Incentive Stock Option granted under the Plan from qualifying as an Incentive Stock Option under Section 422 of the Code, result in a "modification" of the Incentive Stock Option under Section 424(h) of the Code or otherwise adversely alter or impair any right granted to any Participant prior to such action.

     Subject to the terms of the Plan, the Committee may modify, extend or renew outstanding Options or Restricted Shares in any manner, including without limitation, to change the date or dates as of which an Option becomes exercisable, accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor, or accelerate the lapse of the Restricted Period applicable to Restricted Shares. However, the Committee shall not modify any rights or obligations under any outstanding Option or Restricted Share without the consent of the Participant.

     4.6 CONTINUATION OF EMPLOYMENT. Participation in the Plan will not confer upon any employee any right to continue in the employ of the Company or any Affiliate or limit, in any way, the right of the Company or any Affiliate to terminate a Participant's employment with the Company or Affiliate, at any time. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     4.7 COMPLIANCE WITH APPLICABLE LAW. Notwithstanding any other provision of the Plan, the Company shall not be under any obligation to distribute any Shares, unless the Committee has determined that it may do so without violation of the applicable federal or state laws pertaining to the issuance of securities, and the Company may require any certificates evidencing such Shares to bear a legend (in addition to the legend required by Section 3.2(b) hereof), may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation. No Shares shall be issued under the Plan unless the Participant first enters into an agreement with the Company providing for compliance by the Participant with all such applicable laws.

     The Plan shall be governed by and construed in accordance with the laws of New York.

     4.8 EFFECTIVE DATE. This Plan was adopted by the Board on March 19, 1992, and approved by the stockholders of the Company on May 21, 1992. The Plan is effective on the date of approval thereof by the stockholders of the Company, and shall terminate on May 21, 2002.(1)

---------------

(1) The provisions of the Plan, as modified or added by the Amendments adopted by the Board of Directors of the Company on February 13, 1997 and April 17, 1997 are effective on and after the 1997 Annual Meeting of Stockholders.

                                                                      APPENDIX C

                                PXRE CORPORATION

                 DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN

SECTION 1.  PURPOSE

     The purpose of the Plan is to attract and retain highly qualified persons to serve as non-employee Directors of PXRE Corporation by providing the Directors with greater flexibility in the form and timing of receipt of compensation for services on the Board of Directors, and an opportunity to obtain a greater proprietary interest in the Company's success and progress through receipt of fees in the form of Shares and Options on Shares, thereby aligning the Director's interests with the interests of the stockholders of the Company.

SECTION 2.  DEFINITIONS

     Whenever used in this plan, the following terms shall have the definitions set forth in this section:

2.1    --  "ACCOUNT" shall have the meaning provided in Section 8.3.
2.2    --  "ANNUAL RETAINER" shall mean the annual retainer fee payable to a Director for serving as a Director of PXRE Corporation.
2.3    --  "BOARD OF DIRECTORS" or "BOARD" shall mean the Board of
           Directors of PXRE Corporation.
2.4    --  "CODE" shall mean the Internal Revenue Code of 1986, as amended.
2.5    --  "COMPANY" shall mean PXRE Corporation.
2.6    --  "DIRECTOR" shall mean a member of the Board of Directors who is not a full-time employee of the Company or a subsidiary.
2.7    --  "DIRECTOR FEES" shall mean all cash compensation payable to a Director, including the Annual Retainer, committee membership fees, fees associated with a chair and fees for attendance at meetings of the Board and its committees, but not including reimbursements for expenses.
2.8    --  "DISABILITY" shall mean the inability, in the judgment of the Board, of a Director to perform his or her duties due to mental or physical impairment.
2.9    --  "EFFECTIVE DATE" shall mean the date provided in Section 13 of the Plan.
2.10   --  "FAIR MARKET VALUE" shall mean the average of the high and low per share prices quoted for Shares on the New York Stock
           Exchange over the twenty (20) trading days prior to the December 31 immediately preceding the calendar year for which the Annual Retainer is payable. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board in a manner consistent with the requirements of
           Section 422 of the Code.
2.11   --  "GRANT DATE" shall have the meaning provided in Section 7.2.
2.12   --  "OPTION" shall mean an option to purchase Shares granted under Section 7 of the Plan.

2.13   --  "OPTION VALUE" shall mean the value of an Option determined as of the December 31 immediately preceding the calendar year for which the Annual Retainer is payable in accordance with the Black-Scholes option valuation model and assumptions consistent with those used by the Company in preparing footnotes to the Company's financial statements under Statement of Financial Accounting Standards No. 123, with a 20% discount to compensate for the additional risk.
2.14   --  "RULE 16B-3" shall mean Rule 16b-3 promulgated under the
           Securities Exchange Act of 1934, as amended.
2.15   --  "SHARES OF STOCK" or "SHARES" shall mean shares of the
           Common Stock, par value $0.01 per share, of the Company.

SECTION 3.  AMOUNT OF STOCK

     The stock which may be issued and sold under the Plan shall not exceed 250,000 Shares, subject to adjustment as provided in Section 7.3 below. The Shares to be issued may be either authorized and unissued shares, treasury shares, issued shares acquired by the Company or its subsidiaries or any combination thereof. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

     Each Director in office on the Effective Date of the Plan shall be eligible to participate in the Plan, and each Director elected or reelected after the Effective Date shall be eligible to participate in the Plan upon election or reelection to the Board of Directors.

SECTION 5.  ELECTIONS OF FORM AND TIME OF PAYMENT

     5.1 ELECTION ALTERNATIVES. In lieu of receiving all of his or her Annual Retainer and other Director Fees in cash at such time as such Fees are payable under the policies and practices of the Company, a Director may elect to:

          (a) convert all or a portion (in increments of 25%) of his or her Annual Retainer into Shares as provided in Section 6;

          (b) convert all or a portion (in increments of 25%) of his or her Annual Retainer into Options as provided in Section 7; and

          (c) defer the payment of all or a portion of his or her Director Fees as provided in Section 8.

     5.2 ELECTION AGREEMENT. A Director who desires to have any portion of his or her Annual Retainer converted into Shares or Options or to have any portion of his or her Director Fees deferred must complete and deliver an Election Agreement (on a form approved by the Board) to the Treasurer of the Company or other person designated by the Board no later than the December 31 immediately preceding the calendar year for which the Annual Retainer and other Director Fees would be payable; provided, however, that

          (a) any Director in office on the Effective Date of the Plan may make an election with respect to his or her Director Fees not yet earned as of the Effective Date by filing an Election Agreement within thirty (30) days after such Effective Date; and

          (b) any Director elected to the Board after the Effective Date who was not a Director on the preceding December 31 may make an election with respect to his or her Director Fees not yet earned for the calendar year in which he or she is first elected to the Board by delivering an Election Agreement within thirty (30) days after such election.

     An Election Agreement, once timely delivered, shall be effective for the succeeding calendar year(s) unless revoked or modified for a future year by the Director by delivering a new Election Agreement before the December 31 immediately preceding the calendar year for which the new election is to apply. A Participant's election for a given year is irrevocable.

     If a Director does not provide an Election Agreement, his or her Director Fees shall be paid pursuant to the Company's policies and practices for the payment of such Fees.

SECTION 6.  SHARES

     6.1 NUMBER OF SHARES. A Director who elects to have all or a portion of his or her Annual Retainer paid in the form of Shares shall receive the whole number of Shares that is equal to the amount of his or her Annual Retainer designated in his or her Election Agreement divided by the per Share Fair Market Value of the Shares of the Company, as determined pursuant to Section 2.10. No fractional Shares will be issued, and any remainder of the designated Annual Retainer amount shall be paid to the Director promptly in cash.

     6.2 ISSUANCE OF SHARES. The Company shall issue certificates for such Shares promptly following the date on which the Annual Retainer is payable. Such Shares shall be subject to Section 9.4 of the Plan.

SECTION 7.  OPTIONS

     7.1 NUMBER OF OPTIONED SHARES. A Director who elects to have all or a portion of his or her Annual Retainer paid in the form of an Option shall receive an Option to purchase the number of whole Shares determined by dividing the amount of the Annual Retainer designated in his or her Election Agreement by the per Share Option Value, as determined pursuant to Section 2.13. No Option will be issued on fractional Shares, and any remaining amount of the designated Annual Retainer shall be paid to the Director promptly in cash.

     7.2 OPTION AGREEMENTS. The Company shall issue to the Director an Option Agreement as of the date on which the Annual Retainer is payable (the "Grant Date") to evidence the Option granted to the Director. Each Option Agreement shall comply with the following terms and conditions and be in a form approved by the Board:

          (a) Exercise Price. The Option per Share exercise price shall be the per Share Fair Market Value, as determined pursuant to Section 2.10.

          (b) Vesting.  The Option shall be 100% exercisable when issued.

          (c) Expiration. No portion of an Option shall be exercisable after the expiration of ten years following the Grant Date, provided that, upon a Director's ceasing to serve as a Director within such ten year period, the Option will expire unless it is exercised within three years following such cessation. If a Director should die within three years following the date he or she ceased to be a Director, the decedent's estate or any person who acquires the right to exercise the Option by reason of the decedent's death may exercise the Option at any time (but in no event after 10 years after the Grant Date) within the period

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     ending on the later of (i) the last day of the period within which the decedent could have exercised the Option but for his or her death and (ii) the first anniversary of such person's death.

          (d) Exercise. A Director may exercise all or part of an Option by delivering a written notice substantially in the form approved by the Board to the Treasurer of the Company identifying the number of whole Shares to be purchased and providing payment in full of the exercise price in United States dollars by certified check or bank draft.

     Options and Shares acquired upon the exercise of an Option shall be subject to Section 9.4.

     7.3 ANTI-DILUTION MEASURES. In the event the outstanding Shares are increased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination of Shares or other corporate change, the Board of Directors shall make such substitution or adjustment, if any, as it deems to be equitable, in the number or kind of shares or other securities as to which Options may be granted and in the number of Shares or the exercise price under unexercised Options granted prior to such change.

     In the case of any such substitution or adjustment, the aggregate Option price in each Option Agreement of all the Shares covered thereby prior to such substitution or adjustment shall be the Option price for all the shares or other securities substituted for such Shares or to which such Shares are adjusted, and the Option price per share after such substitution or adjustment shall be determined accordingly; provided, however, that no such determination shall obligate the Company to issue or sell fractional shares or other securities.

SECTION 8.  DEFERRALS

     8.1 DEFERRAL CHOICES. A Director who elects to have all or a portion of his or her Director Fees deferred shall make the following irrevocable elections on an Election Agreement:

          (a) The amount or percentage of Director Fees to be deferred;

          (b) The length of the deferral period pursuant to Section 8.2;

          (c) The investment return choice(s) pursuant to Section 8.3; and

          (d) The form of payment of deferred amounts following the end of the deferral period pursuant to Section 8.4

     In addition, the Director shall designate one or more primary and contingent beneficiaries pursuant to Section 8.5.

     8.2 DEFERRAL PERIOD. The deferral period elected by each Director with respect to deferrals of Director Fees for any given year shall be at least equal to one (1) year, and no more than fifteen (15) years, following the end of the calendar year in which the Director Fees are earned. However, notwithstanding the deferral period elected by a Director, payment of a Director's Account shall be made to the Director, or the Director's beneficiary designated under Section 8.5, as the case may be, in a single lump sum within sixty (60) days in the event the Director's service as a Director of the Company ceases by reason of death or Disability at any time prior to full payment of the balance of the Director's Account.

     8.3 ACCOUNTS AND INVESTMENT RETURN. The Director Fees which a Director elects to defer shall be credited to an unfunded deferred compensation account maintained by the Company or its agent for

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

bookkeeping purposes (the "ACCOUNT") on the date the Director Fees otherwise would have been paid to the Director.

     A Director's Account balance will be credited with the investment return (and debited with any losses) experienced on the investment choice or choices specified by the Director from time to time from among the fund or funds of the Company's 401(k) Plan. As of the Effective Date, the funds of the Company's 401(k) Plan are the Baron Asset Fund, GAM International Fund, Oakmark Growth Fund and Vanguard Fixed Income Securities Fund.

     Unless the Board otherwise determines, a Director may change the investment return choice(s) for his or her Account as often as the Director wishes by notifying the Treasurer of the Company or agent of the Company appointed to manage the Accounts under the Plan.

     The obligation of the Company under the Plan to pay the Account balance to a Director or his or her beneficiary constitutes an unsecured promise of the Company to make payments from its general assets, and a Director shall have the status of a general unsecured creditor of the Company with respect to his or her Account.

     8.4 PAYMENT OF ACCOUNT. The balance of a Director's Account shall be paid following the end of the deferral period as elected under Section 8.2 in either
(a) a single lump sum cash payment as soon as practicable thereafter, or (b) annual installments over a period not to exceed fifteen (15) years, in either case as elected by the Director on his or her Election Agreement. The annual installment payments, if elected, will be based upon a Director's then existing Account balance divided by the number of installment payments remaining to be made.

     8.5 DEATH OF DIRECTOR. A Director shall designate on a form approved by the Board a primary and contingent beneficiary or beneficiaries who, upon the Director's death, will receive payment of the Director's Account. All designations shall be signed by the Director, and shall be effective as of the date received by the Treasurer of the Company or other designated agent.

     Directors may change their designations of beneficiary by submitting a new designation form. The payment of amounts deferred under the Plan shall be in accordance with the last unrevoked designation of beneficiary that has been signed by the Director and delivered by the Director to the Treasurer of the Company or other designated agent prior to the Director's death.

     In the event that all the beneficiaries designated by a Director predecease the Director, the Director's Account balance shall be paid to the Director's estate.

     In the event a Director does not designate a beneficiary, or for any reason such designation is ineffective, in whole or in part, the amounts that otherwise would have been paid to the Director or the Director's beneficiaries shall be paid to the Director's estate.

SECTION 9.  MISCELLANEOUS PROVISIONS

     9.1 PERSONAL REPRESENTATIVES. In the event any Account or Share is payable to or an Option is exercised by the executors, administrators, heirs, legatees or distributees of the estate of a deceased Director or by the guardian or legal representative of a disabled former Director, the Company shall be under no obligation to issue, make payment or deliver Shares unless and until the Company is satisfied that the person or persons requesting payment or exercising the Option are the duly appointed legal representatives of the deceased Director's estate or the proper legatees or distributees thereof or the duly appointed guardian or legal representative of the disabled former Director.

     9.2 NO RIGHT TO DIRECTORSHIP. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in the service of the Company.

     9.3 NONTRANSFERABLE INTERESTS AND RIGHTS. A Director's interest in an Account or an Option and his or her rights under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except under a domestic relations order (as defined in Section 414(p) of the Code)) or, in the event of Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Director in the Plan shall be subject to any obligation or liability of such Director.

     9.4 COMPLIANCE WITH LAW. The Company shall not be required to deliver any Shares under Section 6 or 7 unless the Committee has determined that it may do so without violation of applicable federal or state laws pertaining to the issuance of securities, and the Company may require any Shares to bear a legend, may give the transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation. No Shares shall be issued under the Plan unless the Director first enters into an agreement with the Company providing for compliance with all such applicable laws. The Company is under no obligation to register the Shares covered by this Agreement under federal securities laws, nor is the Company under any obligation to register any of the Shares or otherwise qualify them for sale under any state law. Any Shares acquired hereunder must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "Act") or the disposition thereof is exempt from the registration requirements of the Act.

     9.5 EXPENSES.  The expenses of the Plan shall be borne by the Company.

     9.6 UNFUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of Accounts or the issuance of Shares upon exercise of any Option under the Plan, and the payment of Accounts and the issuance of Shares shall be unsecured general obligations of the Company.

     9.7 ACCEPTANCE. By accepting a Share, Option or Account, each Director and each person claiming under or through such person shall be conclusively deemed to have indicated his or her acceptance and ratification of and consent to, any action taken under the Plan by the Company or the Board of Directors.

     9.8 CONSTRUCTION. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 or any successor rule, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     In all other respects the Plan and Shares, Options and Accounts provided thereunder shall be governed by, and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles thereof.

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

SECTION 10.  AMENDMENT OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations. Subject to the provision of Section 9.8 relating to Rule 16b-3, no amendment of the Plan shall materially and adversely affect any right of any Director with respect to any Option theretofore granted without such Director's written consent.

SECTION 11.  ADMINISTRATION

     The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the Election Agreement, Option Agreement and Beneficiary Designation, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except in circumstances involving actual bad faith.

SECTION 12.  TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) immediately following the annual meeting of stockholders in 2007.

SECTION 13.  EFFECTIVE DATE OF PLAN

     The Plan shall become effective as of June 5, 1997, provided that the adoption of the Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present in person or represented by proxy at the 1997 Annual Meeting of Stockholders.

                                                                      APPENDIX D


PROXY                           PXRE CORPORATION                           PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 5, 1997

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gerald L. Radke, F. Sedgwick Browne and Sanford M. Kimmel, and each or any of them, with full power of substitution, the proxies of the undersigned to vote all of the shares of Common Stock of PXRE Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of PXRE Corporation to be held at the offices of PXRE Corporation, 399 Thornall Street, 14th Floor, Edison, New Jersey on June 5, 1997 commencing at 9:00 a.m. and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present upon:

(1)ELECTION OF DIRECTORS: Authority to vote this Proxy for the election of the following persons as directors is:

                    [ ]  GRANTED                   [ ]  WITHHELD

              (Except as indicated otherwise)
   IF THERE IS ANY INDIVIDUAL DIRECTOR WITH RESPECT TO WHOM YOU DESIRE TO WITHHOLD YOUR VOTE, YOU MAY DO SO BY LINING THROUGH OR OTHERWISE STRIKING OUT HIS NAME.

    Robert W. Fiondella     Philip R. McLoughlin     Donald H. Trautlein

(2) To ratify the appointment of Price Waterhouse LLP as PXRE Corporation's independent public accountants for the fiscal year ending December 31, 1997.

                    [ ] APPROVE        [ ] DISAPPROVE        [ ] ABSTAIN

(3) To approve the PXRE Corporation Restated Employee Annual Incentive Bonus Plan, as amended;

                    [ ] APPROVE        [ ] DISAPPROVE        [ ] ABSTAIN
(4) To approve the PXRE Corporation 1992 Officer Incentive Plan, as amended;

                    [ ] APPROVE        [ ] DISAPPROVE        [ ] ABSTAIN

                                  (See other side)

(5) To approve the adoption of an amendment to the PXRE Corporation Director Stock Option Plan;

                    [ ] APPROVE        [ ] DISAPPROVE        [ ] ABSTAIN

(6) To approve the adoption of the PXRE Corporation Director Equity and Deferred Compensation Plan; and

                    [ ] APPROVE        [ ] DISAPPROVE        [ ] ABSTAIN

(7) In their discretion, such other matters as may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997, FOR THE APPROVAL OF THE PXRE CORPORATION RESTATED EMPLOYEE ANNUAL INCENTIVE BONUS PLAN, AS AMENDED, FOR THE APPROVAL OF THE PXRE CORPORATION 1992 OFFICER INCENTIVE PLAN, AS AMENDED, FOR THE APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PXRE CORPORATION DIRECTOR STOCK OPTION PLAN, AND FOR THE APPROVAL OF THE ADOPTION OF THE PXRE CORPORATION DIRECTOR EQUITY AND DEFERRED COMPENSATION PLAN.

                                                Please sign exactly as your name
                                                appears on this Proxy. If
                                                signing for estates, trusts or
                                                corporations, title or capacity
                                                should be stated. If shares are
                                                held jointly, each holder should
                                                sign.

                                                Dated:                    ,1997
                                                      --------------------

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                           Signature